Exhibit 10.1

STOCK PURCHASE AGREEMENT

by and among

DHT HOLDINGS, INC.

and

THE INVESTORS NAMED HEREIN

Dated as of November 24, 2013

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ANNEXES

Annex I – Form of Certificate of Designation
Annex II – Form of Legend for Common Stock
Annex III – Form of Legend for Preferred Stock
Annex IV – Form of Transferee Agreement
Annex V – Form of Escrow Agreement

SCHEDULES

Schedule A – Purchased Shares Allocation
Schedule B – Subsidiaries
Schedule C – Vessels

STOCK PURCHASE AGREEMENT, dated as of November 24, 2013 (this “Agreement”), among DHT HOLDINGS, INC., a corporation organized under the laws of the Republic of the Marshall Islands (the “Company”), and each of the parties that is a signatory hereto (each an “Investor” and together, the “Investors”).

WHEREAS, pursuant to Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder, the Company desires to issue and sell to each Investor, and each Investor desires to purchase from the Company, severally and not jointly, shares of Common Stock and shares of a new series of Preferred Stock, on the terms and subject to the conditions set forth herein; and

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.01.  Definitions.  (a) As used in this Agreement (including the recitals hereto), the following terms shall have the following meanings:

“13D Group” means any group of Persons formed for the purpose of acquiring, holding, voting or disposing of Voting Stock that would be required under Section 13(d) of the Exchange Act (as in effect on, and based on legal interpretations thereof existing on, the date hereof), to file a statement on Schedule 13D with the SEC as a “person” within the meaning of Section 13(d)(3) of the Exchange Act if such group beneficially owned Voting Stock representing more than 5% of any class of Voting Stock then outstanding.

An “affiliate” of any Person means another Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first Person.

“Articles of Incorporation” means the Amended and Restated Articles of Incorporation of the Company, as further amended and restated from time to time.

“BCA” means the Business Corporations Act of the Associations Law of the Republic of the Marshall Islands, as amended, supplemented or restated from time to time.

Any Person shall be deemed to “beneficially own”, to have “beneficial ownership” of, or to be “beneficially owning” any securities (which securities shall also be deemed “beneficially owned” by such Person) that such Person is deemed to “beneficially own” within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act as in effect on the date of this Agreement; provided that any Person shall be deemed to beneficially own any securities that such Person has the right to acquire, whether or not such right is exercisable immediately (including, except where the context requires otherwise, assuming conversion of all Preferred Stock, if any, owned by such Person to Common Stock).

“Board” means the board of directors of the Company, except where the context requires otherwise.

“Business Day” means any day other than a Saturday, Sunday or one on which banks are authorized to close in New York, New York.

“Certificate of Designation” means the certificate of designation related to the Preferred Stock, substantially in the form attached as Annex I hereto.

“Code” means the United States Internal Revenue Code of 1986, as amended.

“Common Stock” means the common stock, par value $0.01 per share, of the Company.

“Director” means a member of the Board, except where the context requires otherwise.

“Equity Security” means (a) any Common Stock, Preferred Stock or other Voting Stock, (b) any securities of the Company convertible into or exercisable or exchangeable for Common Stock, Preferred Stock or other Voting Stock or (c) any options, rights or warrants (or any similar securities) issued by the Company to acquire Common Stock, Preferred Stock or other Voting Stock.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate” means any trade or business under common control, or treated as a single employer, with the Company or the Subsidiaries, under Sections 414(b) or (c) of the Code or, solely for purposes of Section 412 of the Code, under Sections 414(m) or (o) of the Code.

“Escrow Agent” means DNB Bank ASA, New York Branch, in its role as escrow agent pursuant to the Escrow Agreement.

“Escrow Agreement” means the escrow agreement, by and among the Company, Platou and the Escrow Agent, in the form of Annex V hereto.

“Exchange Act” means the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, as amended.

“Existing Credit Documents” means (i) the amended and restated credit agreement dated April 29, 2013, as amended or supplemented from time to time, between

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DHT Maritime, Inc., the guarantors party thereto from time to time and The Royal Bank of Scotland plc; (ii) the credit agreement dated February 25, 2011, as amended or supplemented from time to time, between DHT Phoenix, Inc., the Company, as guarantor, and DVB Bank, SE, London Branch; and (iii) the credit agreement dated May 24, 2011, as amended or supplemented from time to time, between DHT Eagle, Inc., the Company, as guarantor, and DnB Nor Bank ASA.“Governmental Entity” means any federal, state or local, domestic or foreign governmental or regulatory authority, agency, commission, body, board, court or other legislative, executive or judicial governmental entity.

“Hedging Transaction” means any transaction, agreement or arrangement (or series of transactions, agreements or arrangements) involving a security linked to any of the Company’s Equity Securities or any security that would be deemed to be a “derivative security” (as defined in Rule 16a-1(c) under the Exchange Act) with respect to any of the Company’s Equity Securities or any transaction (even if not a security) which would (were it a security) be considered such a derivative security, or that hedges or transfers, directly or indirectly, some or all of the economic risk of ownership of any of the Company’s Equity Securities, including any forward contract, equity swap, put or call, put or call equivalent position, collar, non-recourse loan, sale of exchangeable security or similar transaction or is otherwise based on the value of any of the Company’s Equity Securities.

“Law” means any federal, state, local or foreign law (including the Foreign Corrupt Practices Act and the laws implemented by the Office of Foreign Assets Control, United States Department of Treasury), statute or ordinance, common law, or any rule, regulation, judgment, order, writ, injunction, decree, arbitration award, license or permit of any Governmental Entity.

“NYSE” shall mean the New York Stock Exchange, Inc. and its successors.

“Person” means any individual, firm, corporation (including not-for-profit), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, Governmental Entity or other entity of any kind or nature.

“Platou” means, collectively, RS Platou Markets, Inc. and RS Platou Markets AS in their role as placement agent with respect to the Purchased Shares.

“Preferred Stock” means the Series B Participating Preferred Stock, par value $0.01, of the Company having the powers, preferences and rights, and the qualifications, limitations and restrictions set forth in the Certificate of Designation.

“Prospectus” means the prospectus included in, or, pursuant to the rules and regulations of the Securities Act, deemed a part of, a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by

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 a Registration Statement, and by all other amendments and supplements to such prospectus, and in each case including any document incorporated by reference therein.

“Purchased Shares” means, collectively, the 13,400,000 shares of Common Stock and the 97,579 shares of Preferred Stock, in each case committed to be acquired by the Investors pursuant to this Agreement.

“Registrable Securities” means any Common Stock issued pursuant to this Agreement (including any Conversion Shares); provided, however, that shares of Common Stock shall cease to be Registrable Securities (i) when a Registration Statement of the Company with respect to such shares of Common Stock has become effective under the Securities Act and such shares of Common Stock have been disposed of pursuant to such Registration Statement, (ii) when such shares of Common Stock cease to be outstanding or (iii) on the first anniversary following the Closing Date or, if earlier, on the date upon which all such shares of Common Stock beneficially owned by the applicable Investor or its permitted transferees on such date first becomes eligible for resale under Rule 144 under the Securities Act without regard to the volume or manner of sale restrictions or current public information requirement set forth therein.

“Registration Default” means the occurrence of either of the following: (i) during the period that commences on the Filing Deadline and ends on the date that is 180 days after the Closing Date, a Shelf Registration Statement has not been filed in accordance with Section 7.01(a) or (ii) during the period that commences 180 days after the Closing Date and ends on the first anniversary of the Closing Date, the Company is in breach of its obligations under Section 5.12 and there is not a Registration Statement that has been declared effective under the Securities Act permitting the sale or resale of the Registrable Securities.

“Registration Statement” means any registration statement of the Company, including any Shelf Registration Statement, that covers any of the Registrable Securities pursuant to the provisions of this Agreement and all amendments and supplements to any such registration statement, including post-effective amendments, in each case including the Prospectus contained therein or deemed a part thereof, all exhibits thereto and any document incorporated by reference therein.

“Requisite Shareholder Approval” means the affirmative vote of a majority of the outstanding shares of the Company’s Voting Stock (voting together as a single class) and the affirmative vote of a majority of the outstanding shares of Common Stock (voting separately as a single class), in each case approving the amendment of the Company’s amended and restated articles of incorporation to increase the number of authorized shares of Common Stock to 150,000,000 shares.

“SEC” means the Securities and Exchange Commission.

“SEC Reports” means, collectively, all reports of the Company required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the twelve months preceding the date hereof.

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“Securities Act” means the Securities Act of 1933 and the rules and regulations promulgated thereunder, as amended.

“Shareholders’ Meeting” means a special meeting (and any replacement, postponement or adjournment thereof) of the Company’s shareholders at which meeting such shareholders shall be entitled to vote on the amendment of the Company’s amended and restated articles of incorporation to increase the number of authorized shares of Common Stock to 150,000,000 shares.

“Shelf Registration Statement” means a “shelf” registration statement of the Company that covers all or a portion of the Registrable Securities on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein or deemed a part thereof, all exhibits thereto and any document incorporated by reference therein.

A “subsidiary” of any Person means another Person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its board of directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first Person.

“Total Shares” means the Voting Stock that an Investor owns of record as of the date used for determining the holders of Voting Stock entitled to vote at the Shareholders’ Meeting together with any Voting Stock that such Investor will have the power to vote at such Shareholders’ Meeting.

“Transactions” means the Investor Purchases and the other transactions contemplated by this Agreement.

“Transfer Agent” means American Stock Transfer & Trust Company, acting in its capacity as transfer agent of the Company.

“Underwriter” means a securities dealer who purchases any Registrable Securities as a principal in connection with a distribution of such Registrable Securities and not as part of such dealer’s market-making activities.

“Voting Stock” means capital stock of the Company having the right to vote generally in any election of Directors.

(b)           In addition to the terms defined in Section 1.01(a), the following terms have the meanings assigned thereto in the Sections set forth below:

Term	Section
2012 Financial Statements	3.12
Aggregate Common Stock Purchase Price	2.01(a)
Aggregate Investor Purchase Price	2.01(a)

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Agreement	Preamble
Buy-In	5.15
Buy-In Price	5.15
Closing	2.02(a)
Closing Date	2.02(a)
Common Stock Lock-Up Expiration	5.08(a)
Company	Preamble
Company Financial Statements	3.12
Company Material Adverse Effect	3.03
Conversion Shares	3.01
Delivery Date	5.15
Demand Investors	7.02(a)
Demand Registration	7.02(a)
DTC	5.15
Effectiveness Deadline	7.01(a)
Environmental Law	3.18
Filing Deadline	7.01(a)
Foreign Corrupt Practices Act	3.26
Hazardous Materials	3.18
IFRS	3.13
indemnified party	7.05(c)
indemnifying party	7.05(c)
Inspectors	7.03(d)
Investor	Preamble
Investors	Preamble
Investor Purchases	2.01(a)
Money Laundering Laws	3.27
Preferred Stock Lock-Up Expiration	5.09(a)
Proceeding	7.05(c)
Proxy Statement	5.05
QIB	4.06
Records	7.03(d)
Reference Date	3.21
Sanctions	3.28
Subsidiaries	3.03
Vessel	3.11

ARTICLE II

Purchase and Sale of the Purchased Shares

SECTION 2.01.  Purchase and Sale.  (a)   On the terms of this Agreement and subject to the satisfaction of the conditions set forth in Sections 6.01 and 6.02, each Investor shall purchase from the Company, and the Company shall issue to each Investor,

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(i) such number of shares of Common Stock set forth opposite such Investor’s name on Schedule A hereto, at a purchase price per share equal to $4.75, and (ii) such number of shares of Preferred Stock set forth opposite such Investor’s name on Schedule A hereto, at a purchase price per share equal to $475.00.  As used herein, references to the “Aggregate Common Stock Purchase Price” mean the aggregate purchase price paid by all Investors for shares of Common Stock purchased hereunder, and references to “Aggregate Investor Purchase Price” mean the Aggregate Common Stock Purchase Price plus the aggregate purchase price paid by all Investors for shares of Preferred Stock purchased hereunder.  The purchase of Common Stock and the Preferred Stock by each Investor pursuant to this Section 2.01(a) are referred to as the “Investor Purchases”.

(b)           The obligations of each Investor in this Agreement are several and not joint.  Breach or default by any Investor of any of its obligations hereunder shall not relieve the other Investors of any of its obligations hereunder.

SECTION 2.02.  Closing.  (a)  On the terms of this Agreement and subject to the conditions set forth in Sections 6.01 and 6.02, the closing of the Investor Purchases (the “Closing”) shall occur on November 29, 2013, at 10:00 a.m. (New York City time) at the offices of Cravath, Swaine & Moore LLP, 825 Eighth Avenue, New York, New York 10019 or such other place, time and date as shall be agreed between the Company and the Investors (the date on which the Closing occurs, the “Closing Date”).

(b)           No later than one business day prior to the Closing Date, each Investor shall remit its portion of the Aggregate Investor Purchase Price by wire transfer in immediately available U.S. federal funds to the following account designated by the Company pursuant to the terms of the Escrow Agreement:

Bank name: DNB Bank ASA, New York Branch
SWIFT BIC:   DNBAUS33
Bank Account Name:  DHT Holdings Inc/R.S. Platou Markets Inc
Bank Account Number:  28440001
Attention: Helene Vales

Such funds shall be held in escrow until the Closing in accordance with the terms of the Escrow Agreement.

(c)           At the Closing, to effect the purchase and sale of the Purchased Shares, (i) the Escrow Agent shall to pay to the Company the Aggregate Investor Purchase Price by wire transfer in immediately available U.S. federal funds to the account designated by the Company in writing in accordance with the terms of the Escrow Agreement, (ii) the Company shall cause to be delivered to each Investor the certificates representing the Purchased Shares to be sold to such Investor under this Agreement and (iii) the Company and each Investor shall deliver all other documents and certificates to satisfy the conditions set forth in Article VI.

SECTION 2.03.  Termination.  (a)  This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the

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Closing by the Company or the Investors if the Closing Date has not occurred on or prior to the seventh Business Day following the date hereof; provided, however, that the party seeking termination pursuant to this Section 2.03(a) is not in breach in any material respect of any of its representations, warranties, covenants or other agreements contained in this Agreement.

(b)           In the event of such termination, this Agreement shall forthwith become wholly void and of no further force and effect without any liability or obligation on the part of the Company or any Investor, other than the provisions of this Section 2.03, Section 5.04, Section 5.10 and Article VIII (other than Sections 8.04 and 8.12).

ARTICLE III

Representations and Warranties of the Company

The Company represents and warrants to each Investor and Platou as follows:

SECTION 3.01.  Capitalization.  As of November 19, 2013, the Company’s authorized capital stock consisted of 30,000,000 shares of Common Stock, 15,640,974 of which were outstanding, and 1,000,000 shares of Preferred Stock, none of which were outstanding. All of the issued and outstanding shares of capital stock of the Company have been, and the Purchased Shares will be, when issued, and, if and when the Company receives the Requisite Shareholder Approval, the Common Stock issuable upon conversion or exchange of the Preferred Stock (the “Conversion Shares”) will be, when issued, duly authorized and validly issued, fully paid and non-assessable and issued in compliance with all applicable federal and state securities laws, and such shares were not, or will not be, issued in violation of any purchase option, call option, preemptive right, resale right, subscription right, right of first refusal or similar right.  The Purchased Shares, when issued, and the Conversion Shares, if and when issued, will have the terms and conditions and entitle the holders thereof to the rights set forth in the Articles of Incorporation and the Certificate of Designation.  There are no bonds, debentures, notes or other indebtedness of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which holders of Common Stock may vote.  Holders of the Company’s Common Stock and Preferred Stock will not be subject to personal liability for the debt or other obligations of the Company by reason of being such holders.

SECTION 3.02.  Organization.  The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Marshall Islands, with full corporate power and authority to own, lease and operate its properties and conduct its business and to execute and deliver this Agreement.

SECTION 3.03.  Good Standing.  The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the

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ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have or reasonably be expected to have a material adverse effect on the business, properties, financial condition, results of operations or prospects of the Company and the subsidiaries of the Company named in Schedule B hereto (the “Subsidiaries”) taken as a whole (a “Company Material Adverse Effect”).

SECTION 3.04.  Subsidiaries.  The Company has no “subsidiaries” (as defined under the Securities Act) other than the Subsidiaries; the Company owns, directly or indirectly, all of the issued and outstanding capital stock of each of the Subsidiaries; other than the capital stock of the Subsidiaries, the Company does not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity; and no changes therein will be made on or after the date hereof until after the Closing Date (other than changes contemplated by this Agreement); each Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Marshall Islands or Norway, as the case may be, with full corporate power and authority to own, lease and operate its properties and to conduct its business; each Subsidiary is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have or reasonably be expected to have a Company Material Adverse Effect; each Subsidiary is in compliance in all respects with the laws, orders, rules, regulations and directives issued or administered by such jurisdictions, except where the failure to be in compliance would not, individually or in the aggregate, have or reasonably be expected to have a Company Material Adverse Effect; all of the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable, have been issued in compliance with all applicable federal, state and foreign securities laws, were not issued in violation of any purchase option, call option, preemptive right, resale right, subscription right, right of first refusal or similar right and are owned by the Company subject to no security interest, other encumbrance or adverse claims; and, as contemplated by this Agreement, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Subsidiaries are outstanding.

SECTION 3.05.  Authorization.  The Company has all corporate power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement.  This Agreement has been duly authorized, executed and delivered by the Company. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated by this Agreement have been duly authorized by the Board, and this Agreement constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar Laws affecting creditors’ rights generally and by general equitable principles and except as may be limited by applicable Law and

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public policy.  The Transactions are not subject to any anti-takeover or similar Law, nor is the Company party to a stockholder rights agreement “poison pill” or similar anti-takeover agreement or plan.

SECTION 3.06.  No Violation. Neither the Company nor any of the Subsidiaries is in breach or violation of or in default under (nor has any event occurred which with notice, lapse of time or both would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a Person acting on such holder’s behalf) the right to require or accelerate the repurchase, redemption or repayment of all or a part of such indebtedness under) (i) its respective articles of incorporation or bylaws, (ii) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument, as such agreements or instruments are amended from time to time, to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, (iii) any federal, state, local or foreign law, regulation or rule, (iv) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including the rules and regulations of the NYSE), or (v) any decree, judgment or order applicable to the Company or any of the Subsidiaries or any of their respective properties, except in the case of the foregoing clauses (ii), (iii), (iv) and (v) above as would not, individually or in the aggregate, have or reasonably be expected to have a Company Material Adverse Effect.

SECTION 3.07.  No Conflicts.  The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein will not conflict with, result in any breach or violation of or constitute a default under (or constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under or give the holder of any indebtedness (or a Person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (or result in the termination of, or in the creation or imposition of a lien, charge or encumbrance on any property or assets of the Company or any Subsidiary pursuant to) (i) the articles of incorporation or bylaws of the Company or any of the Subsidiaries, (ii) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument, as such agreements or instruments are amended from time to time, to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, (iii) any federal, state, local or foreign law, regulation or rule, (iv) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including the rules and regulations of the NYSE), or (v) any decree, judgment or order applicable to the Company or any of the Subsidiaries or any of their respective properties, except in the case of the foregoing clauses (ii), (iii), (iv) and (v) as would not, individually or in the aggregate, have or reasonably be expected to have a Company Material Adverse Effect.

SECTION 3.08.  Consents.  No approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory

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commission, board, body, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority (including the NYSE), is required in connection with the execution, delivery and performance of this Agreement or the consummation by the Company of the transactions contemplated hereby, other than any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Purchased Shares are being offered or under the rules and regulations of the Financial Industry Regulatory Authority, Inc. and such approvals, authorizations, consents, orders or filings that will be obtained or made on or prior to the Closing Date and are in full force and effect.

SECTION 3.09.  No Restrictions on Common Stock.  Except as expressly set forth in the SEC Reports, (i) no Person has the right, contractual or otherwise, to cause the Company to issue or sell to it any shares of Common Stock or shares of any other capital stock or other equity interests of the Company and (ii) no Person has any purchase option, call option, preemptive rights, resale rights, subscription rights, rights of first refusal or other rights to purchase any shares of Common Stock or shares of any other capital stock of or other equity interests in the Company.

SECTION 3.10.  Compliance with Laws.  Each of the Company and the Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, and has obtained all necessary licenses, authorizations, consents and approvals from other Persons, in order to conduct its respective business, except where the failure to have such licenses, authorizations, consents and approvals or to have made such filings would not, individually or in the aggregate, have or reasonably be expected to have a Company Material Adverse Effect.  Neither the Company nor any of the Subsidiaries is in violation of, or in default under, or has received notice of any proceedings relating to revocation or modification of any such license, authorization, consent or approval or any filing required under any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of the Subsidiaries, except where such violation, default, revocation or modification would not, individually or in the aggregate, have or reasonably be expected to have a Company Material Adverse Effect.

SECTION 3.11.  Legal Proceedings.  There are no actions, suits, claims, investigations or proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of the Subsidiaries or any of their respective directors or officers is or would be a party, or of which any of their respective properties, including any vessel named in Schedule C hereto (each, a “Vessel”), is or would be subject, at law or in equity, before or by any Governmental Entity or before or by any self-regulatory organization or other non-governmental regulatory authority, except any such action, suit, claim, investigation or proceeding which would not result in a judgment, decree or order that would, individually or in the aggregate, have or reasonably be expected to have a Company Material Adverse Effect and would not prevent the consummation of the transactions contemplated hereby.

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SECTION 3.12.  Independent Auditors.  Deloitte AS, whose audit report on the consolidated financial statements of the Company as of December 31, 2012 (the “2012 Financial Statements”) is included in the applicable SEC Report, and Ernst & Young AS, whose audit reports on the consolidated financial statements of the Company as of December 31, 2011 and 2010 (together with the 2012 Financial Statements, the “Company Financial Statements”) are included in the applicable SEC Reports, are each independent registered public accountants as required by the Securities Act and by the rules of the Public Company Accounting Oversight Board.

SECTION 3.13.  SEC Reports; Financial Statements.  The SEC Reports, when filed with the SEC, conformed in all material respects to the requirements of the Exchange Act, and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. There are no unresolved comment letters from the SEC in respect of any SEC Report. The Company Financial Statements, together with the related notes thereto, present fairly in all material respects the consolidated statement of financial position, the related consolidated statements of income, comprehensive income, change in shareholders’ equity and cash flows of the Company as of the dates indicated, and the consolidated results of operations and cash flows of the Company for the periods specified and have been prepared in compliance with the requirements of the Securities Act and the Exchange Act, and in accordance with International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board applied on a consistent basis during the periods involved.  Neither the Company nor any of the Subsidiaries has any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not disclosed in the SEC Reports.

SECTION 3.14.  Foreign Private Issuer.  The Company is a “foreign private issuer” (as defined in Rule 405 under the Securities Act).

SECTION 3.15.  Investment Company.  The Company is not and, after giving effect to the offer and sale of the Purchased Shares, will not be an “investment company” or an entity “controlled” by an “investment company”, as such terms are defined in the Investment Company Act of 1940, as amended, or a “passive foreign investment company” or a “controlled foreign corporation”, as such terms are defined in the Code.

SECTION 3.16.  Title to Real and Personal Property.  The Company and each of the Subsidiaries have good and marketable title to all property (real and personal), if any, owned by each of them, free and clear of all liens, claims, security interests or other encumbrances with such exceptions as are described in the SEC Reports or are not material and do not interfere with the intended use to be made of such property by the Company or its Subsidiaries, and all the property described in the SEC Reports as being held under lease by the Company or a Subsidiary is held thereby under valid, subsisting and enforceable leases with such exceptions as are described in the SEC Reports or are not material and do not interfere with the intended use to be made of such property by the Company or its Subsidiaries.

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SECTION 3.17.  No Labor Disputes; ERISA.  Neither the Company nor any of the Subsidiaries is engaged in any unfair labor practice. Except for matters which would not, individually or in the aggregate, have or reasonably be expected to have a Company Material Adverse Effect, (i) there is (A) no unfair labor practice complaint pending or, to the Company’s knowledge, threatened against the Company or any of the Subsidiaries before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or, to the Company’s knowledge, threatened, (B) no strike, labor dispute, slowdown or stoppage pending or, to the Company’s knowledge, threatened against the Company or any of the Subsidiaries and (C) no union representation dispute currently existing concerning the employees of the Company or any of the Subsidiaries, and (ii) to the Company’s knowledge, (A) no union organizing activities are currently taking place concerning the employees of the Company or any of the Subsidiaries, (B) there has been no violation of any federal, state, local or foreign law relating to employment and employment practices, terms and conditions of employment, collective bargaining, disability, immigration, health and safety, discrimination in the hiring, promotion or pay of employees, workers compensation and the collection and payment of withholding and/or payroll taxes and similar taxes, any applicable wage or hour laws or any provision of ERISA or the rules and regulations promulgated thereunder concerning the employees of the Company or any of the Subsidiaries and (C) the Company and the Subsidiaries are in compliance with all obligations of the Company and the Subsidiaries, as applicable, under any employment agreement, severance agreement or similar written employment-related agreement or understanding.  Except for matters which would not, individually or in the aggregate, have or reasonably be expected to have a Company Material Adverse Effect, (A) no material liability under Title IV of ERISA or Section 412 of the Code has been incurred during the past six years by the Company or any of the Subsidiaries with respect to any ongoing, frozen or terminated defined benefit pension plan maintained by the Company, the Subsidiaries or any ERISA Affiliate, (B) no material liability with respect to any withdrawal from any “multiemployer plan” within the meaning of Section 3(37) of ERISA has been or is expected to be incurred by the Company or any the Subsidiaries or any ERISA Affiliate, and (C) the Company and its Subsidiaries have complied, in all material respects, with the terms of each “employee benefit plan” within the meaning of Section 3(3) of ERISA that the Company or its Subsidiaries sponsors or maintains and the requirements under ERISA applicable to each such employee benefit plan.

SECTION 3.18.  Compliance with Environmental Laws.  Each of the Company and the Subsidiaries and their respective properties, assets and operations is in compliance with, and each of the Company and the Subsidiaries holds all permits, authorizations and approvals required under, Environmental Laws, except to the extent that failure to so comply or to hold such permits, authorizations or approvals would not, individually or in the aggregate, have or reasonably be expected to have a Company Material Adverse Effect.  There are no past, present or, to the Company’s knowledge, reasonably anticipated future events, conditions, circumstances, actions, omissions or plans that could reasonably be expected to give rise to any material costs or liabilities to the Company or any Subsidiary under, or to materially interfere with or prevent compliance by the Company or any Subsidiary with, Environmental Laws; except as would not, individually or in the aggregate, have or reasonably be expected to have a

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Company Material Adverse Effect, neither the Company nor any of the Subsidiaries (i) has received any notice that it is the subject of any investigation, (ii) has received any notice or claim, (iii) is a party to or affected by any pending or, to the Company’s knowledge, threatened action, suit or proceeding, (iv) is bound by any judgment, decree or order, or (v) has entered into any written indemnification or settlement agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Materials (as hereinafter defined) (as used herein, “Environmental Law” means any applicable federal, state, local or foreign law, statute, ordinance, rule, regulation, order, decree, judgment, injunction, permit, license, authorization or other binding requirement or common law (including any applicable regulations and standards adopted by the International Maritime Organization) relating to health, safety or the protection, cleanup or restoration of the environment or natural resources, and “Hazardous Materials” means any material (including pollutants, contaminants, hazardous or toxic substances or wastes) that in relevant form and concentration is regulated by or may give rise to liability under any Environmental Law).

SECTION 3.19.  Taxes.  All income and other material tax returns required to be filed by the Company or any of the Subsidiaries have been timely filed, all such tax returns are complete and correct in all material respects, and all taxes and other material assessments of a similar nature (whether imposed directly or through withholding), including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities, have been timely paid, other than those being contested in good faith and for which adequate reserves have been provided.  To the Company’s knowledge, (i) there are no pledges, liens, charges, mortgages, encumbrances or security interests of any kind or nature whatsoever with respect to taxes upon any of the assets or properties of either the Company or the Subsidiaries other than with respect to taxes not yet due and payable and (ii) no material deficiencies for any taxes have been proposed or assessed in writing against or with respect to any taxes due by or tax returns of the Company or any of the Subsidiaries, and there is no outstanding audit, assessment, dispute or claim concerning any material tax liability of the Company or any of the Subsidiaries.

SECTION 3.20.  Insurance.  The Company and the Subsidiaries maintain for its or their benefit, insurance or a membership in a mutual protection and indemnity association covering its properties, operations, personnel and businesses in such amounts, and of the type, as deemed adequate by the Company; such insurance or membership insures or will insure against such losses and risks to an extent which is adequate in accordance with customary industry practice to protect the Vessels and, in the case of insurance or a membership maintained by or for the benefit of the Company and the Subsidiaries, their businesses; any such insurance or membership maintained by or for the benefit of the Company and its Subsidiaries is and will be fully in force at the time of purchase and, if applicable, any additional time of purchase; there are no material claims by the Company or any Subsidiary under any insurance policy or instrument as to which any insurance company or mutual protection and indemnity association is denying liability or defending under a reservation of rights clause; neither the Company nor any of the Subsidiaries is currently required to make any material payment, or is aware of any

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facts that would require the Company or any Subsidiary to make any material payment, in respect of a call by, or a contribution to, any mutual protection and indemnity association; and neither the Company nor any Subsidiary has reason to believe that it will not be able to renew or cause to be renewed for its benefit any such insurance or membership in a mutual protection and indemnity association as and when such insurance or membership expires or is terminated.

SECTION 3.21.  Absence of Changes.  Since September 30, 2013, (the “Reference Date”), (i) there has not been a material partial loss or total loss of or to any of the Vessels, whether actual or constructive, (ii) no Vessel has been arrested or requisitioned for title or hire, (iii) neither the Company nor any of the Subsidiaries has sustained any material loss or interference with its respective business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree and (iv) there has not occurred any change, event or circumstance that has had or would be reasonably expected to have a Company Material Adverse Effect.  The Company and its Subsidiaries have conducted their business in the ordinary course consistent with past practice in all material respects.  Without limiting the generality of the foregoing, since the Reference Date, none of the Company and its Subsidiaries has (except as disclosed on the SEC Reports or other than any transaction contemplated by this Agreement): (i) amended its articles of incorporation, bylaws or other organizational documents; (ii) adopted a plan or agreement of liquidation, dissolution, restructuring, merger, consolidation, recapitalization or other reorganization; (iii) issued any note, bond or other debt security or right to acquire any debt security, incurred or guaranteed any indebtedness or entered into any “keep well” or other agreement to maintain the financial condition of another person or other arrangement having the economic effect of actions any of the foregoing, other than pursuant to the Existing Credit Documents or any such issuance, incurrence, guarantee or entry in the ordinary course of business; (iv) entered into or consummated any transaction involving the acquisition (including, by merger, consolidation or acquisition of the business, stock or assets or other business combination) of any Person (other than in the ordinary course of business or any transaction among the Subsidiaries of the Company); (v) changed any of its material accounting policies or practices, except as required as a result of a change in IFRS or applicable Law; or (vi) agreed or committed to do any of the foregoing.

SECTION 3.22.  No Undisclosed Liabilities.  There are no liabilities of the Company or any of the Subsidiaries of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, and not heretofore paid or discharged except for (i) liabilities adequately reflected or reserved against in accordance with IFRS in the Company’s audited balance sheet for the year ended on the Reference Date, (ii) liabilities that have been incurred or that have arisen in the ordinary course of business and consistent with past practice since the Reference Date, and (iii) liabilities that have not or would not reasonably be expected to have a Company Material Adverse Effect.

SECTION 3.23.  Accounting Controls.  Other than as disclosed in the SEC Reports, each of the Company and the Subsidiaries maintains a system of internal

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accounting controls to provide reasonable assurance that  (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with IFRS and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

SECTION 3.24.  Disclosure Controls.  Other than as disclosed in the SEC Reports, (a) the Company has established and maintains and evaluates “disclosure controls and procedures” (as such term is defined in Rule 13a-15 and Rule 15d-15 under the Exchange Act); (b) such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s Chief Executive Officer and its Chief Financial Officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established; and (c) the Company’s auditors and the Board have been advised of: (i) any significant deficiencies and material weaknesses in the design or operation of internal controls which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial data and (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal controls.  As of the date hereof, the Company has no knowledge of any reason that its outside auditors and its chief executive officer and chief financial officer shall not be able to give the certifications and attestations required pursuant to the rules and regulations adopted pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, without qualification, when next due.  (a) To date, the Company’s auditors have not identified any material weaknesses in internal controls; (b) since the date of the most recent evaluation of such disclosure controls and procedures, there have been no changes in internal controls or in other factors within control of the Company that have materially affected, or are reasonably likely to materially affect, the Company’s internal controls; and (c) the Company, the Subsidiaries and their respective officers and directors, in their capacities as such, are deemed in compliance in all material respects with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder that are applicable to the Company, the Subsidiaries or such officers and directors, including Section 402 related to loans and Sections 302 and 906 related to certifications.

SECTION 3.25.  Employee Loans.  The Company has not, directly or indirectly, including through any Subsidiary, extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer of the Company, or to or for any family member or affiliate of any director or executive officer of the Company.

SECTION 3.26.  No Unlawful Payments.  Neither the Company nor any of the Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of the Subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such Persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations

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thereunder (the “Foreign Corrupt Practices Act”), including making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the Foreign Corrupt Practices Act) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the Foreign Corrupt Practices Act; and the Company, the Subsidiaries and, to the Company’s knowledge, the affiliates of the Company have conducted their businesses in compliance with the Foreign Corrupt Practices Act and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

SECTION 3.27.  Compliance with Money Laundering Laws.  The operations of the Company, the Subsidiaries and the Vessels are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes, rules and regulations of all jurisdictions (including the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001) and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency that, in each case, are applicable to the Company, any of the Subsidiaries and any of the Vessels (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator or non-governmental authority involving the Company, any of the Subsidiaries or any of the Vessels with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened.

SECTION 3.28.  Compliance with OFAC.  Neither the Company nor any of the Subsidiaries, any director, officer or employee of the Company or any of the Subsidiaries, nor, to the knowledge of the Company, any agent or affiliate of the Company or any of the Subsidiaries is an individual or entity (solely for purposes of this Section 3.28, a “Person”) currently the subject of any United States sanctions administered by the Office of Foreign Assets Control of the United States Department of the Treasury, the United Nations Security Council or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company located, organized or resident in a country or territory that is the subject of Sanctions.  Neither the Company nor any of the Subsidiaries, any director, officer or employee of the Company or any of the Subsidiaries, nor, to the knowledge of the Company, any agent or affiliate of the Company or any of the Subsidiaries is in violation of any Sanctions. The Company will not knowingly, directly or indirectly, (a) use the proceeds of the sale of the Purchased Shares or (b) lend, contribute or otherwise make available such proceeds to any subsidiaries, joint venture partners or other Person in violation of any Sanctions, for the purpose of financing the activities of or business with any Person, or in any other country or territory, that, at the time of such funding, is the subject of any Sanctions.

SECTION 3.29.  No Restrictions on Subsidiaries.  No Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company,

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from making any other distribution on such Subsidiary’s capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s property or assets to the Company or any other Subsidiary of the Company, except as described in the SEC Reports; all dividends and other distributions declared and payable on the shares of Common Stock of the Company and on the capital stock of each Subsidiary may under the current laws and regulations of the Marshall Islands be paid in United States dollars and freely transferred out of the Marshall Islands; and all such dividends and other distributions are not subject to withholding or other taxes under the current laws and regulations of the Marshall Islands and are otherwise free and clear of any withholding or other tax and may be declared and paid without the necessity of obtaining any consents, approvals, authorizations, orders, licenses, registrations, clearances and qualifications of or with any court or governmental agency or body or any stock exchange authorities in the Marshall Islands.

SECTION 3.30.  No Broker’s Fees.  Except pursuant to this Agreement and the engagement of Platou as placement agent with respect to the Purchased Shares, neither the Company nor any of the Subsidiaries has incurred any liability for any finder’s or broker’s fee or agent’s commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated herein.

SECTION 3.31.  Contracts.  None of the contracts or agreements filed as an exhibit to the Company’s Annual Report on Form 20-F for the fiscal year ended December 31, 2012,  or any Form 6-K subsequent thereto, have been terminated, amended, modified, supplemented or waived, except as disclosed in the SEC Reports; neither the Company nor any Subsidiary has sent or received any communication regarding the termination, amendment, modification, supplementation or waiver of, or an intention to terminate, amend, modify, supplement or waive, or not to consummate any transaction contemplated by, any such contract or agreement; and no such termination, amendment, modification, supplementation or waiver, or intention to terminate, amend, modify, supplement or waive, or not to consummate any transaction contemplated by, any such contract or agreement has been threatened by the Company or any Subsidiary or, to the Company’s knowledge, any other party to any such contract or agreement.

SECTION 3.32.  Private Placement.  Assuming the accuracy of each Investor’s representations and warranties set forth herein, no registration under the Securities Act is required for the offer and sale of the  Purchased Shares or the Conversion Shares by the Company to Investors as contemplated hereby.

SECTION 3.33.  No Integration.  Neither the Company nor any of its affiliates has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of any security that is or will be integrated with the sale of the Purchased Shares or the Conversion Shares in a manner that would require registration of the Purchased Shares or the Conversion Shares under the Securities Act.

SECTION 3.34.  Shell Company.  The Company is not, and has not been at any time previously, an issuer described in Rule 144(i)(1)(i) under the Securities Act.

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SECTION 3.35.  Existing Shelf Registration Statement.  The Company has $227,499,880 of securities available for issuance under its Registration Statement on Form F-3 (Registration No. 333- 176669), which was declared effective by the SEC on October 13, 2011.  Notwithstanding the foregoing, as of the date of this Agreement, the Company’s use of such Registration Statement for primary issuances of equity  is restricted to transactions described in General Instruction I.B.5 of Form F-3.

ARTICLE IV

Representations and Warranties of the Investors

Each Investor, severally and not jointly, represents and warrants to the Company and Platou, in each case only with respect to itself, as follows:

SECTION 4.01.  Organization.  The Investor is an entity duly organized, validly existing and in good standing under the law of its jurisdiction of organization.

SECTION 4.02.  Due Authorization.  The Investor has all requisite right, power and authority, and has taken all actions necessary to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Investor. This Agreement is the legal, valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms, except as such may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar Laws affecting creditors’ rights generally and by general equitable principles and except as may be limited by applicable Law and public policy.

SECTION 4.03.  No Conflicts.  The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not conflict with, result in any breach or violation of or constitute a default under (or constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under or give the holder of any indebtedness (or a Person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (or result in the termination of, or in the creation or imposition of a lien, charge or encumbrance on any property or assets of the Investor pursuant to) (i) the organizational or other governing documents of the Investor; (ii) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Investor is a party or by which any of them or any of their respective properties may be bound or affected; (iii) any federal, state, local or foreign law, regulation or rule applicable to the Investor; or (iv) any decree, judgment or order applicable to the Investor or any of its properties, except in the case of the foregoing clauses (ii), (iii) and (iv) as would not, individually or in the aggregate, materially and adversely affect the Investor’s ability to perform its obligations under this Agreement to which it is a party or consummate the transactions contemplated therein on a timely basis.

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SECTION 4.04.  No Consents Required.  No approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or of or with any self-regulatory organization, other non-governmental regulatory authority, is required to be obtained by the Investor in connection with the execution, delivery and performance of this Agreement by the Investor or the consummation by the Investor of the transactions contemplated hereby, except for such approvals, authorizations, consents, orders or filings that have been obtained or made and are in full force and effect.

SECTION 4.05.  Financial Capability.  At the Closing, the Investor will have available funds necessary to consummate the Closing on the terms and conditions contemplated by this Agreement.

SECTION 4.06.  Accredited Investor and Qualified Institutional Buyer.  The Investor is (a) an “accredited investor” within the meaning of Rule 501(a) of Regulation D under the Securities Act and (b) a “qualified institutional buyer” (“QIB”) within the meaning of Rule 144A(a) of under the Securities Act or, in the case of an Investor that is a non-U.S. investor, is an entity acting on its own account that in the aggregate owns and invests on a discretionary basis at least $100 million of securities of issuers that are not affiliated with such Investor.  The Investor is knowledgeable, sophisticated and experienced in business and financial matters, has previously invested in securities similar to the Purchased Shares (and the Conversion Shares) and fully understands the limitations on transfer and the restrictions on sales of the Purchased Shares (and the Conversion Shares).  The Investor is able to bear the economic risk of its investment and is able to afford the complete loss of such investment.  As of the date hereof, the Investor and its affiliates hold no shares of Voting Stock, do not belong to any 13D Group and are not, directly or indirectly, party to any Hedging Transaction.  The Purchased Shares to be received by the Investor hereunder will be acquired for investment only and for the Investor’s own account, not as nominee or agent, and not with a view to the public resale or distribution of any part thereof, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act, without prejudice, however, to the Investor’s right at all times to sell or otherwise dispose of all or any part of such Purchased Shares in compliance with applicable U.S. federal and state securities Laws.  The Investor will be purchasing and holding the Purchased Shares for its own account and is not party to any co-investment, joint venture, partnership or other understandings or arrangements with any other party relating to the Purchased Shares or the other transactions contemplated hereunder.  The Investor is not a broker-dealer registered with the SEC under the Exchange Act or an entity engaged in a business that would require it to be so registered.

SECTION 4.07.  No Broker’s Fees.  Except pursuant to this Agreement, neither the Investor nor any of its affiliates or subsidiaries has incurred any liability for any finder’s or broker’s fee or agent’s commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

SECTION 4.08.  Advisors.  The Investor acknowledges that prior to entering this Agreement, it was advised by Persons deemed appropriate by the Investor

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concerning this Agreement, the Investor Purchases and the other transactions contemplated by this Agreement (including by its own legal advisors), and conducted its own due diligence investigation and made its own investment decision with respect to such transactions.  The Investor understands that Platou has acted solely as the agent of the Company in this private placement of the Purchased Shares, and that Platou makes no representation or warranty with regard to the merits of the transactions contemplated by this Agreement or as to the accuracy of any information the Investor may have received in connection therewith.  The Investor acknowledges that it has not relied on any information or advice furnished to it by or on behalf of Platou.

SECTION 4.09.  Arm’s Length Transaction.  The Investor is acting solely in the capacity of an arm’s length contractual counterparty to the Company with respect to the transactions contemplated hereby.  Additionally, without derogating from or limiting the representations and warranties of the Company, the Investor (i) is not relying on the Company for any legal, tax, investment, accounting or regulatory advice; (ii) has consulted with its own advisors concerning such matters; and (iii) shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby.

SECTION 4.10.  No Further Reliance.  The Investor acknowledges that it is not relying upon any representation or warranty made by the Company that is not set forth in this Agreement.  The Investor acknowledges that (i) it has conducted a review and analysis of the business, assets, condition, operations and prospects of the Company and its Subsidiaries, and the terms of the Purchased Shares, and has had access to such financial and other information regarding the Company, in each case that the Investor considers sufficient for purposes of the purchase of the Purchased Shares; (ii) at a reasonable time prior to its purchase of the Purchased Shares, it had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Purchased Shares and to obtain additional information necessary to verify any information furnished to such Investor or to which such Investor had access; and (iii) it has not received any offering memorandum or other offering document in connection with the offer and sale of the Purchased Shares.

SECTION 4.11.  Private Placement Consideration.  The Investor understands and acknowledges that: (i) the Purchased Shares that it is acquiring under this Agreement are being sold pursuant to an exemption from registration under the Securities Act, including Regulation D promulgated thereunder; (ii) its representations and warranties contained herein are being relied upon by the Company as a basis for such exemption under the Securities Act and under the securities Laws of various other foreign and domestic jurisdictions; (iii) no U.S. state or federal agency has made any finding or determination as to the fairness of the terms of the sale of the Purchased Shares or any recommendation or endorsement thereof; (iv) the Purchased Shares are “restricted securities” under the Securities Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that, under applicable securities Laws, such Purchased Shares (and the Conversion Shares) may be resold without registration under the Securities Act only in certain limited circumstances; (v) each certificate evidencing the Common Stock held by the Investor shall be endorsed

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with a legend substantially in the form of Annex II hereto, which the Investor has read and understands; and (vi) each certificate evidencing the Preferred Stock held by the Investor shall be endorsed with a legend substantially in the form of Annex III hereto, which the Investor has read and understands.

ARTICLE V

Additional Agreements

SECTION 5.01.  Conduct prior to Closing.  From and after the date of this Agreement until the earlier of the Closing Date and the date on which this Agreement is terminated, the Company covenants and agrees as to itself and its Subsidiaries not to take any action that is intended or would reasonably be expected to result in any condition in Article VI not being satisfied.

SECTION 5.02.  Preferred Stock.  Prior to the Closing Date, the Company shall cause to be filed with the Registrar of Companies of the Republic of the Marshall Islands the Certificate of Designation.

SECTION 5.03.  Share Listing. The Company shall as promptly as practicable after the date of this Agreement (and prior to the Closing Date) apply to cause the shares of Common Stock to be issued on the Closing Date and any Conversion Shares to be approved for listing on the NYSE, subject to official notice of issuance. In the event that any Conversion Shares are not approved for listing on the NYSE on or prior to the Closing Date, the Company shall cause such Conversion Shares to be approved for listing on the NYSE no later than the day on which the Preferred Shares are converted or exchanged into Conversion Shares in accordance with the terms of the Certificate of Designation.

SECTION 5.04.  Confidentiality.  No public release, announcement, filing or other public disclosure concerning this Agreement or the transactions contemplated hereby shall be issued, furnished, filed or made, as the case may be, by any party without the prior consent of the Company, except for any release, announcement, filing or other disclosure as may be required by Law or the rules or regulations of any securities exchange, in which case the party required to make the release, announcement, filing or other disclosure shall, to the extent reasonably practicable, allow the other parties reasonable time under the circumstances to comment on such release or announcement in advance of such issuance.

SECTION 5.05.  Proxy Statement; Shareholders’ Meeting.  The Company agrees (i) to promptly prepare a proxy statement to be sent to the Company’s shareholders in connection with the Shareholders’ Meeting (the “Proxy Statement”), (ii) to call and hold the Shareholders’ Meeting no later than January 31, 2014, in compliance with applicable Law, the Company’s amended and restated articles of incorporation and amended and restated bylaws and the rules of the NYSE, and (iii) to use its reasonable best efforts to obtain the Requisite Shareholder Approval at the Shareholders’ Meeting.

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SECTION 5.06.  Investor Information.  The Investors shall promptly provide the Company such information as the Company may reasonably request in connection with the preparation, filing and distribution of the Proxy Statement and any Registration Statement.  Until the completion of the Shareholders’ Meeting, with respect to the Proxy Statement, and the date on which there cease to be any Registrable Securities, with respect to any Registration Statement, the Investors shall promptly correct any information supplied by it for inclusion or incorporation by reference in the Proxy Statement or such Registration Statement, respectively, if and to the extent any such previously provided information shall, at that time, include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

SECTION 5.07.  Agreement to Vote.  (a)   At the Shareholders’ Meeting, each Investor shall (i) appear at such Shareholders’ Meeting (in person or by proxy) or otherwise cause all Total Shares held by such Investor to be counted as present for purposes of determining a quorum and (ii) vote (or cause to be voted) all Total Shares held by such Investor in favor of  the Requisite Shareholder Approval.

(b)           Each Investor hereby irrevocably constitutes and appoints the Company and any designee of the Company, each of them individually, as the sole and exclusive proxy and attorney-in-fact for such Investor, with full power of substitution, resubstitution, appointment and revocation, (i) to vote or act by written consent with respect to all of the Total Shares held by such Investor, (ii) in its name, place and stead, as such Investor’s true and lawful representative, attorney-in-fact and agent, to make, execute, sign, acknowledge, verify, swear to and deliver as shareholder any consent, certificate or other document relating to the Company that the law of the Republic of Marshall Islands may permit or require in connection with any matter referred to in clause (i), (iii) to otherwise represent such Investor with respect to the Total Shares held by such Investor with all powers that such Investor would have if personally present at the Shareholders’ Meeting and (iv) to do and perform each and every act and thing as fully as such Investor might or could do as a holder of its respective Total Shares, in each case, in accordance with, and as necessary to effect the provisions of, Section 5.07(a).

(c)           This proxy is given to secure the performance of the duties of each Investor under Section 5.07(a), and its existence will not be deemed to relieve any Investor of its obligations under Section 5.07(a).  Each Investor affirms that the foregoing proxy and power of attorney are each coupled with an interest and is irrevocable.  Each Investor shall take such further action and execute such other instruments as may be necessary to effectuate the intent of this proxy.  For Voting Stock as to which any Investor is the beneficial but not the record owner, each Investor will cause any record owner of such Voting Stock to grant the Company a proxy to the same effect as that contained herein.  Each Investor represents that any proxy heretofore given in respect of such Voting Stock is not irrevocable, and hereby revokes any and all such proxies.

SECTION 5.08.  Common Stock Transfer Restrictions.   (a)  No Investor shall, without the Company’s prior written consent, at any time prior to the later of (i) the

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45th day following the Closing Date or (ii) the date on which the Registration Statement shall be declared effective by the SEC (such later date, the “Common Stock Lock-Up Expiration”): (A) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Common Stock purchased under this Agreement, or publicly disclose the intention to make any offer, sale, pledge or disposition, or (B) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of any Common Stock purchased under this Agreement, whether any such transaction described in clauses (A) and (B) is to be settled by delivery of Common Stock, Preferred Stock or any other Equity Security, in cash or otherwise; provided that if the Common Stock Lock-Up Expiration shall not have occurred prior to the 180th day following the Closing Date, the Investors shall no longer be subject to the restrictions set forth in this Section 5.08.

(b)           Notwithstanding the foregoing, each Investor may transfer its Common Stock purchased under this Agreement prior to the Common Stock Lock-Up Expiration only if such transfer is (i) pursuant to a private sale to a person whom such Investor reasonably believes is a QIB or (ii) pursuant to an exemption from registration under the Securities Act provided by Rule 144 thereunder (if available), (A) in the case of each of clauses (i) and (ii), if such transfer is conducted in accordance with all applicable securities Laws and (B) in the case of a transfer to a QIB pursuant to clause (i), the applicable transferee executes a transferee agreement for the benefit of the Company in the form of Annex IV hereto.

SECTION 5.09.  Preferred Stock Transfer Restrictions.   (a)  No Investor shall, without the Company’s prior written consent, at any time prior to the 180th day following the Closing Date (such date, the “Preferred Stock Lock-Up Expiration”): (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Preferred Stock purchased under this Agreement, or publicly disclose the intention to make any offer, sale, pledge or disposition, or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of any Preferred Stock purchased under this Agreement, whether any such transaction described in clauses (i) and (ii) is to be settled by delivery of Common Stock, Preferred Stock or any other Equity Security, in cash or otherwise.  For the avoidance of doubt, this Section 5.09(a) shall not apply to any Conversion Shares.

(b)           Notwithstanding the foregoing, each Investor may transfer its Preferred Stock purchased under this Agreement prior to the Preferred Stock Lock-Up Expiration only if such transfer is (i) pursuant to a private sale to a person whom such Investor reasonably believes is a QIB or (ii) pursuant to an exemption from the registration under the Securities Act provided by Rule 144 thereunder (if available), (A) in the case of each of clauses (i) and (ii), if such transfer is conducted in accordance with all applicable securities Laws and (B) in the case of a transfer to a QIB pursuant to clause (i), the applicable transferee executes a transferee agreement for the benefit of the Company in the form of Annex IV hereto.

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SECTION 5.10.  Expenses.  Except as otherwise expressly provided herein (including in Section 7.04 hereof), all costs and expenses, including fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the party incurring such costs and expenses, whether or not the Closing shall have occurred.

SECTION 5.11.  Use of Proceeds. The Company shall use the net proceeds received by it from the sale of the Purchased Shares for general corporate purposes, including the acquisition of vessels.

SECTION 5.12.  SEC Filings.   The Company shall timely file with the SEC all reports of the Company required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the twelve-month period following the Closing Date.

SECTION 5.13.  Company Issuance Restrictions.  For so long as any Investor is subject to the restrictions set forth in Section 5.08(a), the Company shall  not sell or offer to sell for cash any of its Equity Securities in any public offering or private placement without first obtaining the approval of a majority of the then outstanding shares of Registrable Securities, other than any shares of Common Stock of the Company issued upon the exercise of options granted under any stock-based compensation plan of the Company.

SECTION 5.14.  Public Disclosure.  No later than the fourth Business Day following the Closing Date, the Company shall file a Form 6-K with the SEC that discloses the material terms of the transactions contemplated hereby and files this Agreement as an exhibit thereto.  No later than December 6, 2013, the Company shall have publicly disclosed all material non-public information provided to the Investors by the Company, any of its subsidiaries or any of their respective officers, directors, employees or agents.

SECTION 5.15.  Legends.  On the earlier of (i) the first anniversary of the Closing Date or (ii) such date that the Company reasonably determines that the Common Shares (including Conversion Shares) issued pursuant to this Agreement may be sold or transferred without restriction under the U.S. federal securities laws, the Company shall , provided that the Transfer Agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program, credit such Investor’s aggregate number of Common Shares (including Conversion Shares) to such Investor’s or its designee’s balance account with DTC through its Deposit Withdrawal At Custodian system, or if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver to such Investor a certificate without any legend for such Investor’s number of Common Shares (including Conversion Shares), subject to compliance with the customary procedures of the Transfer Agent regarding replacement of share certificates.  If the Company shall fail for any reason or for no reason to issue to such Investor within five trading days after (A) the occurrence of (i) or (ii) above or (B) a sale pursuant to Rule 144 under the Securities Act or pursuant to an effective Registration Statement after such Investor has provided the Company with

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reasonable assurances that the applicable sale has been done in compliance with Rule 144 under the Securities Act or pursuant to the plan of distribution under the applicable Registration Statement, as applicable (the “Delivery Date”), a certificate without a restrictive legend to such Investor, or to issue such Investor's Common Shares (including Conversion Shares) to such Investor by electronic delivery at the applicable balance account at DTC, as applicable, and if on or after the Delivery Date such Investor purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Investor of such Common Shares (including Conversion Shares) that such Investor anticipated receiving without legend from the Company (a “Buy-In”), then the Company shall, within three Business Days after such Investor’s request and in such Investor’s discretion, either (1) pay cash to such Investor in an amount equal to such Investor’s total purchase price (including reasonable brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such unlegended Common Shares (including Conversion Shares) shall terminate and such Common Shares (including Conversion Shares) shall be deemed have been acquired by the Company, or (2) promptly honor its obligation to deliver to such Investor such unlegended Common Shares (including Conversion Shares) as provided above and pay cash to such Investor in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the closing price of the Common Stock on the Delivery Date.

ARTICLE VI

Conditions to Closing

SECTION 6.01.  Conditions to the Obligations of the Company.  The obligations of the Company to effect the Closing shall be further subject to the satisfaction or, to the extent permitted by applicable Law, waiver (in whole or in part) by the Company on or prior to the Closing Date of the following conditions:

(a)           all representations and warranties of each Investor in this Agreement shall be true and correct on the date hereof and as of the Closing Date;

(b)           each Investor shall have performed in all material respects all of its obligations hereunder required to be performed by it at or prior to the Closing;

(c)           the Company and Platou shall have received a certificate, signed by an officer of each Investor, certifying as to the matters set forth in Sections 6.01(a) and 6.01(b);

(d)           no provision of any applicable Law and no permanent, preliminary or temporary judgment, injunction, order or decree that has the effect of preventing, prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement shall be in effect at the Closing, and no action, claim or proceeding seeking any such judgment, injunction, order or

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            decree shall be threatened in writing or pending at the Closing; and

(e)           each Investor shall have remitted its portion of the Aggregate Investor Purchase Price by wire transfer in immediately available U.S. federal funds in accordance with Section 2.02(b).

SECTION 6.02.  Conditions to the Obligations of the Investors.  The obligations of the Investors to effect the Closing shall be further subject to the satisfaction or, to the extent permitted by applicable Law, waiver by the Investors on or prior to the Closing Date of the following conditions:

(a)           no Company Material Adverse Effect shall have occurred since the date of this Agreement and prior to the Closing Date;

(b)           the representations and warranties of the Company in this Agreement shall be true and correct on the date hereof and as of the Closing Date;

(c)           the Company shall have performed in all material respects all of its obligations hereunder required to be performed by it at or prior to the Closing;

(d)           the Investors and Platou shall have received a certificate, signed by an officer of the Company, certifying as to the matters set forth in Sections 6.02(a) through 6.02(c);

(e)           no provision of any applicable Law and no permanent, preliminary or temporary judgment, injunction, order or decree that has the effect of preventing, prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement shall be in effect at the Closing, and no action, claim or proceeding seeking any such judgment, injunction, order or decree shall be threatened in writing or pending at the Closing;

(f)            the Company shall have duly adopted and caused to be filed with the Registrar of Companies of the Republic of the Marshall Islands the Certificate of Designation;

(g)           the Company shall have delivered to the Transfer Agent certificates representing the Purchased Shares and shall cause the Transfer Agent to deliver such certificates to the Investors;

(h)           the shares of Common Stock to be issued on the Closing Date shall have been approved for listing on the NYSE;

(i)            the Company shall have duly executed and delivered the Escrow Agreement; and

(j)            the Company’s Marshall Islands counsel shall have issued a customary legal opinion that includes opinions regarding the valid issuance of the Purchased Shares, the due authorization, execution and delivery of this

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Agreement by the Company and the absence of conflicts with the Company’s articles of incorporation and bylaws.

ARTICLE VII

Registration Rights

SECTION 7.01.  Shelf Registration Statement.  (a)  Following the Closing Date, the Company shall as promptly as reasonably practicable prepare, and not later than the 20th day following the Closing Date (the “Filing Deadline”), shall file with the SEC a Shelf Registration Statement relating to the offer and sale of the Registrable Securities by the Investors from time to time in accordance with the methods of distribution elected by such Investors and set forth in such Shelf Registration Statement and, thereafter, shall use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective under the Securities Act as promptly as reasonably practicable after the filing thereof, but in no event later than the 90th day following the Filing Deadline (the “Effectiveness Deadline”).  For the avoidance of doubt, such Shelf Registration Statement shall include all shares of Common Stock issued on the Closing Date and all Conversion Shares.

(b)           So long as there continue to be Registrable Securities, the Company shall use commercially reasonable efforts to keep the Shelf Registration Statement continuously effective in order to permit the Prospectus forming a part thereof to be lawfully delivered by the Investors.  Notwithstanding the foregoing, there may be periods of time in which the use of the Shelf Registration Statement may be restricted due to applicable Law, including the Securities Act.  Upon the occurrence of any such restriction, the Company shall give prompt notice to the Investors of such restriction (using the electronic notice information provided pursuant to this Agreement), and the Investors shall not utilize the Shelf Registration Statement until notified by the Company that its use is again permitted.

(c)           In the event an offering of shares of Registrable Securities involves one or more Underwriters, the Investors shall select the lead Underwriter and any additional Underwriters in connection with the offering from a list of investment banks reasonably agreed to between the Company and the Investors holding Registrable Securities.

(d)           Notwithstanding any provisions of this Agreement to the contrary, the Company shall cause the Shelf Registration Statement and the related Prospectus and any amendment or supplement thereto, as of the date on which the SEC declares the Shelf Registration Statement effective, (i) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the SEC and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

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SECTION 7.02.  Demand Registration Rights.  (a) So long as there continue to be Registrable Securities, if (i) a Shelf Registration Statement has not been declared effective prior to the Effectiveness Deadline in accordance with Section 7.01(a) or (ii) following the date on which a Shelf Registration Statement is declared effective under the Securities Act in accordance with Section 7.01(a), such Shelf Registration Statement ceases for a continuous period in excess of 30 days to be effective, then the Investors shall be entitled to demand registration rights (each exercise of such rights, a “Demand Registration”) pursuant to which the Company agrees that upon written request of one or more Investors holding Registrable Securities (Investors providing such written request, the “Demand Investors”), it will as promptly as reasonably practicable prepare and file a Registration Statement for an underwritten offering as to the number of Registrable Securities specified in such request, subject to the requirements of Sections 7.02(b) and 7.02(c); provided, however, that (A) the Company shall not be obligated to effect more than one Demand Registration in any six-month period and (B) the Registrable Securities of such Demand Investors (and any of such Investors’ permitted transferees holding Registrable Securities) for which a Demand Registration has been requested shall have a value (based on the average closing price per share of Common Stock for the ten trading days preceding the delivery of such Investors’ request for such Demand Registration) of not less than $15,000,000.

(b)           If the Company is required to file a Registration Statement under the Securities Act for the account of any Demand Investors pursuant to a Demand Registration in accordance with Section 7.02(a), then the Company shall give written notice of such filing to all Investors holding Registrable Securities hereunder that are not Demand Investors in connection with such filing as soon as practicable, and such notice shall offer such Investors (and such Investors’ permitted transferees holding Registrable Securities) the opportunity to register pursuant to such Registration Statement such number of shares of Registrable Securities as such Investors may request on the same terms and conditions as the applicable Demand Investors.

(c)           Notwithstanding anything contained herein, if the lead Underwriter of an underwritten offering described in Section 7.02(a) or 7.02(b) delivers written notice to the Company that the number of shares of Registrable Securities that the applicable Investors (and such Investors’ permitted transferees holding Registrable Securities), including the applicable Demand Investors,  intend to include in any Registration Statement is such that the success of any such offering would be materially and adversely affected, including the price at which the securities can be sold, then the number of shares of Common Stock to be included in the Registration Statement for the account of the applicable Investors (and such Investors’ permitted transferees holding Registrable Securities), including the applicable Demand Investors, shall be reduced pro rata to the extent necessary to reduce the total amount of Registrable Securities to be included in any such Registration Statement to the amount recommended by such lead Underwriter.

SECTION 7.03.  Registration Procedures. Subject to the provisions of Sections 7.01 and 7.02 hereof, in connection with the registration of the sale of Registrable Securities hereunder, the Company will as promptly as reasonably practicable:

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(a)           furnish to the Investors holding Registrable Securities, if requested, prior to the filing of the applicable Registration Statement, copies of such applicable Registration Statement as is proposed to be filed, and thereafter such number of copies of such applicable Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus, any and all transmittal letters or other correspondence with the SEC relating to the applicable Registration Statement and such other documents as the Investors may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities;

(b)           notify each Investor, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and the Company will prepare a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(c)           use commercially reasonable efforts to take such actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities;

(d)           make available for inspection by the Investors holding Registrable Securities, any Underwriter participating in any disposition pursuant to such applicable Registration Statement, and any attorney for such Investors and the Underwriter and any accountant or other agent retained by such Investors or any such Underwriter (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”) as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the officers, directors and employees of the Company and its Subsidiaries to supply all information reasonably requested by any such Inspector in connection with such applicable Registration Statement; provided, however, that (i) Records and information obtained hereunder shall be used by such Inspector only to exercise their due diligence responsibility, (ii) Records or information that the Company determines, in good faith, to be confidential shall not be disclosed by the Inspectors unless (x) the disclosure of such Records or information is necessary to avoid or correct a material misstatement or omission in the Registration Statement or (y) the release of such Records or information is ordered pursuant to a subpoena or other order from a court or governmental authority of competent jurisdiction and (iii) the Company may require, as a condition to the provision to any Inspector of any Records, that such Inspector execute and deliver to the Company a written agreement, in form and substance reasonably satisfactory to the Company, pursuant to which such Inspector agrees to the confidential treatment of such Records;

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(e)           in connection with an underwritten offering pursuant to Section 7.02,  enter into a customary underwriting agreement that is reasonably acceptable to the Company and use commercially reasonable efforts to obtain and deliver to the applicable Underwriters and the applicable Investors a comfort letter, legal opinions and a 10b-5 statement as set forth in such underwriting agreement;

(f)            otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC, and make generally available to its security holders, within the required time period, an earnings statement covering a period of twelve months, beginning with the first fiscal quarter after the effective date of the applicable Registration Statement (as the term “effective date” is defined in Rule 158(c) under the Securities Act), which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder or any successor provisions thereto; and

(g)           use commercially reasonable efforts to cause all Registrable Securities to be listed or quoted on the exchange or automated quotation system on which similar securities issued by the Company are listed or quoted.

SECTION 7.04.  Registration Expenses.  All fees and expenses incident to the Company’s performance of or compliance with the registration obligations of this Article VII, including all fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel for any Underwriters in connection with blue sky qualifications of the Registrable Securities), printing expenses, messenger and delivery expenses of the Company, any registration or filing fees payable under any Federal or state securities or blue sky laws, the fees and expenses incurred in connection with any listing or quoting of the securities to be registered on any national securities exchange or automated quotation system, fees and disbursements of counsel for the Company and its independent certified public accountants (including the expenses of any comfort letters required by or incident to such performance) and the fees and expenses of other Persons retained by the Company, will be borne by the Company.  Any Investor registering Registrable Securities will bear and pay any underwriting and placement discounts and commissions, agency and placement fees and brokers’ commissions applicable to securities offered for its or its affiliates’ account and transfer taxes, if any, relating to the sale or disposition of such securities.

SECTION 7.05.  Indemnification.  (a)  The Company agrees to indemnify, defend and hold harmless each Investor that holds Registrable Securities covered by any Registration Statement, its respective partners, directors, members, officers and employees, and any Person who controls such Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing Persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Investor or any such Person may incur under the Securities Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or arises out of or is based upon any

31

omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Investor, its partners, directors, members, officers or controlling Persons furnished by or on behalf of such Investor to the Company expressly for use in, the Registration Statement or arises out of or is based upon any omission or alleged omission to state a material fact in the Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading or (ii) any untrue statement or alleged untrue statement of a material fact included in the Prospectus (and any amendments or supplements thereto), or in any “issuer information” (as defined in Rule 433 under the Securities Act) of the Company, which “issuer information” is required to be, or is, filed with the SEC, if any, or arises out of or is based upon any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except, with respect to the Prospectus, insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Investor furnished by or on behalf of such Investor to the Company expressly for use in, the Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in the Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading.

(b)           Each Investor that holds Registrable Securities covered by the Registration Statement severally, and not jointly, agrees to indemnify, defend and hold harmless the Company, its directors, officers and employees and any Person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing Persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company or any such Person may incur under the Securities Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Investor furnished by or on behalf of such Investor to the Company in writing expressly for use in, the Registration Statement, or arises out of or is based upon any omission or alleged omission to state a material fact in such Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading; provided that the liability of each Investor under this Section 7.05(b) shall be limited to an amount equal to the proceeds received by such Investor pursuant to the relevant sale of Registrable Securities by such Investor.

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(c)           If any action, suit or proceeding (each, a “Proceeding”) is brought against a Person (an “indemnified party”) in respect of which indemnity may be sought against the Company or an Investor (as applicable, the “indemnifying party”) pursuant to subsection (a) or (b) of this Section 7.05, such indemnified party shall notify the indemnifying party in writing, and in reasonable detail to the extent known, of the Proceeding promptly after receipt by such indemnified party of notice of the Proceeding, and shall deliver to the indemnifying party, promptly after the indemnified party’s receipt thereof, copies of all notices and documents (including court papers) received by the indemnified party relating to the Proceeding; provided, however, that the failure to provide such notice or such documents shall not release the indemnifying party from any of its obligations under this Agreement except to the extent that the indemnifying party is prejudiced by such failure.  In case any such Proceeding shall be brought against any indemnified party, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, in its sole discretion, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, (x) the indemnified party shall fully cooperate with the indemnifying party in connection therewith (such cooperation to include the retention and (upon the indemnifying party’s request) the provision to the indemnifying party of records and information that are reasonably relevant to such Proceeding, and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder) and (y) the indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof.  For the avoidance of doubt, the indemnified party may take any actions reasonably necessary to defend such Proceeding prior to the time that it receives a notice from the indemnifying party as contemplated by the immediately preceding sentence.  If the indemnifying party elects not to assume the defense of such Proceeding, it is understood that the indemnifying party shall not, in connection with any one such Proceeding or separate but substantially similar or related Proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to one separate firm of local attorneys in each such jurisdiction) at any time for such indemnified party.  In the event the indemnified party assumes the defense of the Proceeding, the indemnified party shall keep the indemnifying party reasonably informed of the progress of any such Proceeding.  The indemnifying party shall not be liable for any settlement of a Proceeding that an indemnified party may effect without the written consent of the indemnifying party, which consent shall not be unreasonably withheld or delayed.  The indemnifying party shall not, without the written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened Proceeding in respect of which indemnification or contribution may be sought hereunder unless such settlement, compromise or judgment (i) includes an unconditional release of such indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of an indemnified party.  The indemnifying

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party shall pay or cause to be paid all amounts arising out of any settlement or judgment to which it consented in accordance with the terms of such settlement or judgment.

SECTION 7.06.  Limitation on Liability.  Notwithstanding anything to the contrary elsewhere in this Agreement or provided for under any applicable Law, no party hereto shall be liable to the other for any consequential, punitive, incidental, indirect or exemplary damages.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Company and each Investor acknowledge and agree that, from and after the Closing, their sole and exclusive remedy with respect to any and all losses, damages, expenses, liabilities or claims relating to the subject matter of this Article VII shall be pursuant to the indemnification provisions set forth in Article VII.

SECTION 7.07.  Registration Default.  During any period that a Registration Default has occurred and remains uncured, the Company shall promptly pay on demand to each Investor that holds Registrable Securities a fee equal to $0.00125 per share of Registrable Securities for each day that a Registration Default has occurred and is continuing.

SECTION 7.08.  Survival.  The agreements contained in this Article VII shall survive the Closing and the sale of Registrable Securities pursuant to a Registration Statement, and shall remain in full force and effect regardless of (a) any termination of this Agreement, (ii) any investigation made by or on behalf of any indemnified party and (iii) any sale of Registrable Securities pursuant to a Registration Statement.

ARTICLE VIII

Miscellaneous

SECTION 8.01.  Notices.  All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given (a) on the date of delivery, if delivered personally or by facsimile, upon confirmation of receipt; (b) on the first Business Day following the date of dispatch if delivered express mail by a recognized overnight courier service; or (c) on the third Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid, to the parties to this Agreement at the following address or to such other address either party to this Agreement shall specify by notice given in accordance with this Section 8.01:

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(a)  if to the Company, to

DHT Holdings, Inc.
Clarendon House
2 Church Street
Hamilton HM 11
Bermuda
Fax:  +44 1534 878427
Attention:      Chief Executive Officer

with a copy to:

DHT Management AS
Haakon VIIs gt. 1, 6th floor
POB 2039, 0125 Oslo, Norway
Fax:  +47 2311 5081

Attention:      Chief Executive Officer

with a copy to:

Cravath, Swaine & Moore LLP
825 Eighth Avenue
New York, NY 10019
Fax:  212-474-3700
Phone:  212-474-1000
Attention:      Erik R. Tavzel
Stephen L. Burns

(b)  if to an Investor, at the address or facsimile number set forth below such Investor’s signature on the applicable signature page at the end of this Agreement, provided that notices to any Investor pursuant to Article VII may be made to the e-mail address set forth below such Investor’s signature on the applicable signature page at the end of this Agreement.

SECTION 8.02.  Amendments; Waivers.  (a)  No provision of this Agreement may be amended or waived unless such amendment or waiver is in writing and signed, in the case of an amendment, by each of the Company and the Investors, or in the case of a waiver, by the party against whom the waiver is to be effective.

(b)           The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights nor shall any single or partial exercise by any party to this Agreement of any of its rights under this Agreement preclude any other or further exercise of such rights or any other rights under this Agreement.  The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law or otherwise.

35

SECTION 8.03.  Interpretation.  When a reference is made in this Agreement to “Articles”, “Sections” or “Annexes”, such reference shall be to an Article or Section of, or Annex to, this Agreement unless otherwise indicated.  The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.  Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”.  The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  The words “date hereof” shall refer to the date of this Agreement.  The term “or” is not exclusive.  The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”. All references to “$” or “dollars” mean the lawful currency of the United States of America.   The terms defined in the singular have a comparable meaning when used in the plural, and vice versa.  Any agreement or instrument defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement or instrument as from time to time amended, modified or supplemented.  Except as expressly stated in this Agreement, all references to any statute, rule or regulation are to the statute, rule or regulation as amended, modified, supplemented or replaced from time to time (and, in the case of statutes, include any rules and regulations promulgated under the statute) and to any section of any statute, rule or regulation include any successor to the section. References to a Person are also to its permitted successors and assigns.

SECTION 8.04.  Further Assurances.  Each party hereto shall do and perform or cause to be done and performed all further acts and shall execute and deliver all other agreements, certificates, instruments and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby. In connection with any breach of a representation, warranty or covenant contained in this Agreement by the Company, an Investor’s loss in connection with such breach shall also include any fees of counsel reasonably incurred by such Investor in connection with such breach.

SECTION 8.05.  Assignment.  Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise, by any of the parties without the prior written consent of the other party hereto.  Any purported assignment without such prior written consent shall be void.  Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

SECTION 8.06.  Governing Law.  Except to the extent specifically required by the BCA, this Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement, directly or indirectly, shall be governed by and construed in accordance with the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.  The parties declare that it is their intention that this

36

Agreement shall be regarded as made under the laws of the State of New York and that the laws of the State of New York shall be applied in interpreting its provisions in all cases where legal interpretation shall be required, except to the extent the BCA is specifically required by such act to govern the interpretation of this Agreement.

SECTION 8.07.  Waiver of Jury Trial.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

SECTION 8.08.  Consent to Jurisdiction; Enforcement.  Each of the parties (a) consents to submit itself to the personal jurisdiction of the United States District Court for the Southern District of New York in the Borough of Manhattan in New York City in the event any dispute arises out of this Agreement or any transaction contemplated hereby, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from such court, (c) irrevocably and unconditionally waives (and agrees not to plead or claim) any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or any transaction contemplated hereby in such court and (d) agrees that it will not bring any action relating to this Agreement or any transaction contemplated hereby in any court other than any Federal court sitting in the State of New York.

SECTION 8.09.  Entire Agreement; No Third-Party Beneficiaries.  This Agreement constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersede all prior agreements and understandings, both written and oral, between the parties and/or their affiliates with respect to the subject matter hereof.  No provision of this Agreement shall confer upon any person other than the parties hereto any rights or remedies hereunder. Notwithstanding the foregoing, Platou is an intended third-party beneficiary of any and all representations and warranties of the Company or each Investor provided for in this Agreement or otherwise and any closing deliverables from the Company or any Investor provided for in this Agreement.

SECTION 8.10.  Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable Law, such provision shall be deemed to be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforced in accordance with its terms to the maximum extent permitted by Law, so long as the economic or legal substance of the Transactions contemplated hereby is not affected in any manner materially adverse to any party.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the Transactions contemplated hereby are fulfilled to the extent possible.

SECTION 8.11.  Counterparts.  This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more such counterparts have been signed by each of

37

the parties and delivered to the other parties, with the same effect as if the signatures were upon the same instrument.

SECTION 8.12.  Acknowledgment of Securities Laws.  Each Investor hereby acknowledges that it is aware, and that it will advise its affiliates and representatives who are provided the material non-public information that is the subject of Section 5.04, that the United States securities laws prohibit any Person who has received from an issuer material, non-public information from purchasing or selling securities of such issuer or from communication of such information to any other Person under circumstances in which it is reasonably foreseeable that such Person is likely to purchase or sell such securities.

[Remainder of page intentionally left blank]

38

IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase Agreement as of the day and year first above written.

DHT HOLDINGS, INC.,

By:
/s/ Svein Moxnes Harfjeld
Name: Svein Moxnes Harfjeld
Title: Chief Executive Officer

Accepted and agreed as of the day and year first above written. INVESTOR: Oslo Asset Management AAM Absolute Reform Fund

By:
/s/ Annar Schiander
Name: Annar Schiander
Title: CCO

Notice information required by Section 8.01(b):

Fjordalleen 16
P.O. Box 1423 Vika
0115 Oslo
Norway

Contact details:
Annar Schiander, dir.tel: +47 24 13 00 78,
e-mail: annar.schiander@osloam.no

Accepted and agreed as of the day and year first above written. INVESTOR: Claren Road Credit Master Fund, Ltd

By:
/s/ Albert Marino
Name: Albert Marino
Titl: Director

Notice information required by Section 8.01(b):

c/o	Claren Road Asset Management, LLC
900 Third Avenue, Fl 29
New York, NY 10022
Fax: 212.888.1033
email - Ruberti@clarenroad.com
Attn: Legal Dept.

with a copy to:
Schulte Roth and Zabel
919 Third Avenue
New York, NY 10022
Attn: Brett Director
email: Brett.Director@srz.com

Accepted and agreed as of the day and year first above written. INVESTOR: Oceanic Hedge Fund

By:
/s/ Michael Rodgers
Name: Michael Ian Alvin Rodgers
Title: Authorised Signatory

Notice information required by Section 8.01(b):

1 Albermarle Street
London W1S 4HA
United Kingdom

Contact details:
Michael Rodgers
e-mail: michael.rodgers@tuftonoceanic.com

Accepted and agreed as of the day and year first above written. INVESTOR: Oceanic Opportunities Master Fund, L.P.

By:
/s/ Michael Rodgers
Name: Michael Ian Alvin Rodgers
Title: Authorised Signatory

Notice information required by Section 8.01(b):

1 Albermarle Street
London W1S 4HA
United Kingdom

Contact details:
Michael Rodgers
e-mail: michael.rodgers@tuftonoceanic.com

Accepted and agreed as of the day and year first above written. INVESTOR: Canyon Value Realization Fund, L.P.

By:	Canyon Capital Advisors LLC, its Investment Advisor

/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

Notice information required by Section 8.01(b):

Canyon Capital Advisors LLC
2000 Avenue of the Stars, 11th Floor
Los Angeles, CA 90067
United States

Contact details:
James Oliver, phone +1 310 272 1378,
fax +1 310 272 1379,
e-mail: joliver@canyonpartners.com

Accepted and agreed as of the day and year first above written. INVESTOR: The Canyon Value Realization Master Fund, L.P.

By:	Canyon Capital Advisors LLC, its Investment Advisor

/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

Notice information required by Section 8.01(b):

Canyon Capital Advisors LLC
2000 Avenue of the Stars, 11th Floor
Los Angeles, CA 90067
United States

Contact details:
James Oliver, phone +1 310 272 1378,
fax +1 310 272 1379,
e-mail: joliver@canyonpartners.com

Accepted and agreed as of the day and year first above written. INVESTOR: Canyon Balanced Master Fund, Ltd.

By:	Canyon Capital Advisors LLC, its Investment Advisor

/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

Notice information required by Section 8.01(b):

Canyon Capital Advisors LLC
2000 Avenue of the Stars, 11th Floor
Los Angeles, CA 90067
United States

Contact details:
James Oliver, phone +1 310 272 1378,
fax +1 310 272 1379,
e-mail: joliver@canyonpartners.com

Accepted and agreed as of the day and year first above written. INVESTOR: Canyon-GRF Master Fund II, L.P.

By:	Canyon Capital Advisors LLC, its Investment Advisor

/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

Notice information required by Section 8.01(b):

Canyon Capital Advisors LLC
2000 Avenue of the Stars, 11th Floor
Los Angeles, CA 90067
United States

Contact details:
James Oliver, phone +1 310 272 1378,
fax +1 310 272 1379,
e-mail: joliver@canyonpartners.com

Accepted and agreed as of the day and year first above written. INVESTOR: Canyon Distressed Opportunity Master Fund, L.P.

By:	Canyon Capital Advisors LLC, its Investment Advisor

/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

Notice information required by Section 8.01(b):

Canyon Capital Advisors LLC
2000 Avenue of the Stars, 11th Floor
Los Angeles, CA 90067
United States

Contact details:
James Oliver, phone +1 310 272 1378,
fax +1 310 272 1379,
e-mail: joliver@canyonpartners.com

Accepted and agreed as of the day and year first above written. INVESTOR: Canyon TCDRS Fund, LLC

By:	Canyon Capital Advisors LLC, its Investment Advisor

/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

Notice information required by Section 8.01(b):

Canyon Capital Advisors LLC
2000 Avenue of the Stars, 11th Floor
Los Angeles, CA 90067
United States

Contact details:
James Oliver, phone +1 310 272 1378,
fax +1 310 272 1379,
e-mail: joliver@canyonpartners.com

Accepted and agreed as of the day and year first above written. INVESTOR: Canyon Value Realization MAC 18 Ltd.

By:	Canyon Capital Advisors LLC, its Investment Advisor

/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

Notice information required by Section 8.01(b):

Canyon Capital Advisors LLC
2000 Avenue of the Stars, 11th Floor
Los Angeles, CA 90067
United States

Contact details:
James Oliver, phone +1 310 272 1378,
fax +1 310 272 1379,
e-mail: joliver@canyonpartners.com

Accepted and agreed as of the day and year first above written. INVESTOR: Permal Canyon Fund, Ltd.

By:	Canyon Capital Advisors LLC, its Investment Advisor

/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

Notice information required by Section 8.01(b):

Canyon Capital Advisors LLC
2000 Avenue of the Stars, 11th Floor
Los Angeles, CA 90067
United States

Contact details:
James Oliver, phone +1 310 272 1378,
fax +1 310 272 1379,
e-mail: joliver@canyonpartners.com

Accepted and agreed as of the day and year first above written. INVESTOR: AAI Canyon Fund PLC

By:	Canyon Capital Advisors LLC, its Investment Advisor

/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

Notice information required by Section 8.01(b):

Canyon Capital Advisors LLC
2000 Avenue of the Stars, 11th Floor
Los Angeles, CA 90067
United States

Contact details:
James Oliver, phone +1 310 272 1378,
fax +1 310 272 1379,
e-mail: joliver@canyonpartners.com

Accepted and agreed as of the day and year first above written. INVESTOR: Permal Canyon IO Ltd.

By:	Canyon Capital Advisors LLC, its Investment Advisor

/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

Notice information required by Section 8.01(b):

Canyon Capital Advisors LLC
2000 Avenue of the Stars, 11th Floor
Los Angeles, CA 90067
United States

Contact details:
James Oliver, phone +1 310 272 1378,
fax +1 310 272 1379,
e-mail: joliver@canyonpartners.com

Accepted and agreed as of the day and year first above written. INVESTOR: Eika Capital Partners

By:
/s/ Knut Harald Gjellestad
Name: Knut Harald Gjellestad
Title:

Notice information required by Section 8.01(b):

P.O. Bix 2349 Solli
0201 Oslo
Norway

Contact details:
Knut Harald Gjellestad, e-mail khg@eika.no

Accepted and agreed as of the day and year first above written. INVESTOR: KLP Alfa Global Energi

By:
/s/ Torkel A. Aaberg
Name: Torkel A. Aaberg
Title: Portfolio Manager, KLP Alfa Global Energi

Notice information required by Section 8.01(b):

Bjørvika 10
0191 Oslo
Norway

Contact details:
Torkel Aaberg, e-mail torkel.aaberg@klp.no
Stine Kundem Lund, tel +47 98 45 17 60

Accepted and agreed as of the day and year first above written. INVESTOR: Awilco Invest AS

By:
/s/ Thomas Raaschou
Name: Thomas Raaschou
Title: Chief Investment Officer

Notice information required by Section 8.01(b):

c/o	A Wilhelmsen Management AS
P.O. Box 1583 Vika
0118 Oslo
Norway

Contact details:
Thomas Raaschoug
traauscoug@awilhelmsen.com,
May-Britt Collett, cell: +90 05 26 04
email: mbc@awilhelmsen.no

Accepted and agreed as of the day and year first above written. INVESTOR: Storm Capital Management Ltd.

By:
/s/ Kim Johanson
Name: Kim Johanson
Title: Portfolio Manager

Notice information required by Section 8.01(b):

Headquarters:
Storm Capital Management Ltd.
100 New Bond Street
London W1S 1SP
United Kingdom
Tel: +44 (0) 207 409 33 78
Fax: +44 (0) 207 491 34 64
Oslo Office:
Storm Capital Management Ltd.
Oscarsgate 81,
0256 Oslo
Norway
Tel: +47 920 35 908 / +47 951 35 853

Contact details:
Kim Johanson, e.mail kim@stormcapital.co.uk

Accepted and agreed as of the day and year first above written. INVESTOR: Sparebanken Vest

By:
/s/ Torleif Berg
Name: Torleif Berg
Title: General Manager

Notice information required by Section 8.01(b):

Kaigaten 4
P.O. Box 7999
5020 Bergen
Norway

Contact details:
Åsmund Bjørndal Heen, teldir: +47 55 21 74 59
e-mail: asmund.heen@spv.no

Accepted and agreed as of the day and year first above written. INVESTOR: Perritt Capital Management

By:
/s/ Lynn Burmeister
Name: Lynn Burmeister
Title: Chief Compliance Officer

Notice information required by Section 8.01(b):

300 S. Wacker Dr Ste 2880
Chicago, IL. 60606
United States

Contact details:
Matt Brackmann
Director of Trading & Securities Analyst
tel: +1 312 669 1650
e-mail brackmann@perritcap.com

Accepted and agreed as of the day and year first above written. INVESTOR: DNB Asset Management - Flagship

By:
/s/ Dag Hammer
Name: Dag Hammer
Title: Portfolio Manager

Notice information required by Section 8.01(b):

Dronning Eufemias gate 30
0021 Oslo
Norway

Contact details:
Dag Hammer, e-mail dag.hammer@dnb.no

Accepted and agreed as of the day and year first above written. INVESTOR: Odin Maritim

By:
/s/ Lars Mohagen
Name: Lars Mohagen
Title: Senior Portfolio Manager

Notice information required by Section 8.01(b):

Fjordalléen 16, 0250 Oslo
Postboks 1771 Vika, 0122 Oslo
Tel: +47 24 00 48 00
Fax: +47 24 00 48 01

Contact details:
Jarle Sjo, e-mail jarle.sjo@odinfond.no

Accepted and agreed as of the day and year first above written. INVESTOR: Cavenham Real Return

By:
	/s/ D. Cowling	/s/ W. Janssens
	Name: D. Cowling	Name: W. Janssens
	Title: Director	Title: Authorized Signatory

Notice information required by Section 8.01(b):

Place des Florentins 1,
PO BOX 3241
CH - 1211 Geneva 3
Switzerland
Phone +41 22 319 25 30
Fax +41 22 319 25 35

Contact details:
David Cowling
e-mail: david.cowling@generaloriental.com

Accepted and agreed as of the day and year first above written. INVESTOR: Kairos Investment Management

By:
/s/ Alberto Tocchio
Name: Alberto Tocchio
Title: Director

Notice information required by Section 8.01(b):

Milano:
Via Bigli 21
I-20121 Milano
Italy
kairosops@kairospartners.com

London:
77 Cornhill
GB-EC3V 3QQ London
United Kingdom
kairosops@kairospartners.com

Alberto Tocchio
email: a.tocchio@kairospartners.com

Accepted and agreed as of the day and year first above written. INVESTOR: Kontari AS

By:
/s/ Frode Teigen
Name: Frode Teigen
Title: Chairman of the Board

Notice information required by Section 8.01(b):

Nedre Bekkegt 1
4370 Egersund
Norway

Contact details:
Frode Teigen
email: frode@kontari.com

Accepted and agreed as of the day and year first above written. INVESTOR: Hadron Capital LLP

By:
/s/ Jim Nolan
Name: Jim Nolan
Title: Partner

Notice information required by Section 8.01(b):

5 Royal Exchange Buildings
London EC3V 3NL
United Kingdom

Contact details:
Jim Nolan, jn@hadroncapital.com

Accepted and agreed as of the day and year first above written. INVESTOR: Anchorage Illiquid Opportunities Offshore Master III, L.P.

By:
/s/ Daniel Allen
Name: Daniel Allen
Title: Senior Portfolio Manager

Notice information required by Section 8.01(b):

Anchorage Capital Group, L.L.C.
610 Broadway, 6th Floor
New York, NY 10012
Fax: (212) 432-4647
Tel: (212) 432-4600
Email: Legal@anchoragecap.com
Attention: Anne-Marie Kim

Accepted and agreed as of the day and year first above written. INVESTOR: Warwick Capital Partners LLP

By:
/s/ Alfredo S. Mattera
Name: Alfredo S. Mattera
Title: Managing Partner

Notice information required by Section 8.01(b):

86 Duke of York Square
London SW3 4LY
United Kingdom
Contact details:
James Cheeseman: james.cheeseman@warwickcap.com
Adam Dowell: adam.dowell@warwickcap.com
operations@warwickcap.com

Accepted and agreed as of the day and year first above written. INVESTOR: QVT Fund V LP by its general partner QVT Associates GP LLC

By:
/s/ Carlo Mattoni
Name: Carlo Mattoni
Title: Authorized Signatory

Notice information required by Section 8.01(b):

Registered Address:	87 Mary Street
George Town
Grand Cayman
Cayman Islands
KY1-9005

C/O	QVT Financial LP
1177 Avenue of the America's
9th Floor
Attn: Carlo Mattoni
New York
N.Y.
U.S.A.
10036

Carlo Mattoni
email: carlo.mattoni@qvt.com

Accepted and agreed as of the day and year first above written. INVESTOR: QVT Fund V LP by its general partner QVT Associates GP LLC

By:
/s/ Carlo Mattoni
Name: Carlo Mattoni
Title: Authorized Signatory

Notice information required by Section 8.01(b):

Registered Address:	c/o National Corporate Research. Ltd.
615 South DuPont Highway
Dover, Delaware
U.S.A.
19901

C/O	QVT Financial LP
1177 Avenue of the America's
9th Floor
Attn: Carlo Mattoni
New York
N.Y.
U.S.A.
10036

Carlo Mattoni
email: carlo.mattoni@qvt.com

Accepted and agreed as of the day and year first above written. INVESTOR: Quintessence Fund L.P.
by its general partner QVT Associates GP LLC

By:
/s/ Carlo Mattoni
Name: Carlo Mattoni
Title: Authorized Signatory

Notice information required by Section 8.01(b):

Registered Address:	190 Elgin Avenue
George Town
Grand Cayman
Cayman Islands
KY1-9005

C/O	QVT Financial LP
1177 Avenue of the America's
9th Floor
Attn: Carlo Mattoni
New York
N.Y.
U.S.A.
10036

Carlo Mattoni
email: carlo.mattoni@qvt.com

Accepted and agreed as of the day and year first above written. `INVESTOR: RS Platou ASA

By:
/s/ Erlend Bondø
Name: Erlend Bondø
Title: CFO

Notice information required by Section 8.01(b):

Haakon VII’s gate 10
P.O. Box 1604 Vika
0119 Oslo
Norway
Contact details:
Erlend Bondø, tel +47 23 11 22 55
email: erlend.bondo@platou.com

ANNEX I

FORM OF CERTIFICATE OF DESIGNATION

CERTIFICATE OF DESIGNATION

OF

SERIES B PARTICIPATING PREFERRED STOCK

OF

DHT HOLDINGS, INC.

Pursuant to Section 35 of the

Business Corporations Act of the Republic of the Marshall Islands

DHT Holdings, Inc., a corporation organized and existing under the laws of the Republic of the Marshall Islands (the “Corporation”), does hereby certify that:

Pursuant to the authority vested in the board of directors of the Corporation (the “Board of Directors”) by Section 4.02 of the Amended and Restated Articles of Incorporation of the Corporation, the Board of Directors, on [●], 2013, in accordance with Section 35 of the Business Corporations Act of the Associations Law of the Republic of the Marshall Islands, duly adopted the following resolution designating a new series of preferred stock as Series B Participating Preferred Stock:

RESOLVED, that pursuant to the authority vested in the Board of Directors of DHT Holdings, Inc. in accordance with the Amended and Restated Articles of Incorporation of DHT Holdings, Inc. (the “Articles of Incorporation”) and the provisions of Section 35(5) of the Business Corporations Act of the Associations Law of the Republic of the Marshall Islands, a series of preferred stock of DHT Holdings, Inc., the Series B Participating Preferred Stock, is hereby authorized, and the number of shares and designation thereof, and the voting powers, preferences and exchange, relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof, of such series of shares shall be as set forth in Annex A hereto (in addition to the voting powers, preferences and exchange, relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof, set forth in the Articles of Incorporation which are applicable to shares of preferred stock, par value $0.01 per share, of DHT Holdings, Inc.).

[Signature Page Follows]

IN WITNESS WHEREOF, DHT HOLDINGS, INC. has caused this certificate to be duly executed this [●] day of [●], 2013.

DHT HOLDINGS, INC.

By

Name: Svein Moxnes Harfjeld
Title: Chief Executive Officer

[Certificate of Designation of Series B Participating Preferred Stock of DHT Holdings, Inc.]

4

Annex A

Section 1.            Designation; Number of Shares. There shall be created from the 1,000,000 shares of preferred stock, par value $0.01 per share (the “Preferred Stock”), of the Corporation authorized to be issued pursuant to the Articles of Incorporation, a series of Preferred Stock designated as “Series B Participating Preferred Stock”, par value $0.01 per share (the “Series B Participating Preferred Stock”), and the number of shares constituting the Series B Participating Preferred Stock shall be 300,000.  Such number of shares may be increased (but no such increase shall result in an increase of the number of shares of Series B Participating Preferred Stock outstanding to a number greater than 500,000) or decreased by resolution of the Board of Directors adopted and filed pursuant to Section 35 of the BCA, or any successor provision, and by the filing of a certificate of increase or decrease with the Registrar of Companies of the Marshall Islands; provided that no such decrease shall reduce the number of shares of Series B Participating Preferred Stock to a number less than the number of shares then outstanding.  Each share of Series B Participating Preferred Stock shall be identical in all respects to every other share of Series B Participating Preferred Stock.  Shares of Series B Participating Preferred Stock that are redeemed, purchased or otherwise acquired by the Corporation, or exchanged into shares of Common Stock, shall be cancelled and shall revert to authorized but unissued shares of Preferred Stock.

Section 2.            Definitions. As used herein, the following terms shall have the following meanings:

“Articles of Incorporation” means the Amended and Restated Articles of Incorporation of the Corporation, as such may be amended from time to time.

“Authorized Shares Amendment” means the amendment of the Articles of Incorporation to increase the number of authorized shares of Common Stock to 150,000,000 shares.

“BCA” means the Business Corporations Act of the Associations Law of the Marshall Islands, as amended from time to time.

“Board of Directors” means the board of directors of the Corporation.

“business day” means any day other than a Saturday, Sunday or one on which banking institutions in New York City generally are authorized or obligated by law or executive order to close.

“Bylaws” means the Amended and Restated Bylaws of the Corporation.

“Certificate of Designation” means this certificate of designation relating to the Series B Participating Preferred Stock, as it may be amended, restated, supplemented, altered or modified from time to time.

“Common Stock” means the common stock, par value $0.01 per share, of the Corporation.

“Corporation” means DHT Holdings, Inc., a corporation organized and existing under the laws of the Republic of the Marshall Islands.

“Exchange Agent” means American Stock Transfer & Trust Company, acting in its capacity as exchange agent for the Series B Participating Preferred Stock, and its successors appointed by the Corporation.

“Exchange Date” means the date on which all shares of Series B Participating Preferred Stock have been exchanged for shares of Common Stock by means of the Mandatory Exchange.

“Issue Date” means the date of the first issuance of the Series B Participating Preferred Stock.

“Junior Stock” means any other class or series of capital stock of the Corporation established after the Issue Date, the terms of which do not expressly provide that such class or series will rank senior to or on parity with the Series B Participating Preferred Stock as to dividend rights or rights upon the liquidation, winding-up or dissolution, voluntary or involuntary, of the Corporation.

“Liquidation Preference” has the meaning specified in Section 4(a).

“Mandatory Exchange” has the meaning specified in Section 6(a).

“Parity Stock” means any other class or series of capital stock of the Corporation that ranks equally with the Series B Participating Preferred Stock with respect to both (a) the payment of dividends (whether such dividends are cumulative or non-cumulative) and (b) the distribution of assets upon a liquidation, winding-up or dissolution, voluntary or involuntary, of the Corporation.

 “Participation Factor” shall be 100, subject to adjustment pursuant to Section 7.

“Preferred Stock” has the meaning specified in Section 1.

“Registrar” means American Stock Transfer & Trust Company, acting in its capacity as registrar for the Series B Participating Preferred Stock, and its successors appointed by the Corporation.

“Requisite Shareholder Approval” means the affirmative vote of a majority of the outstanding shares of the Preferred Stock and the Common Stock (voting together as a single class) and the affirmative vote of a majority of the outstanding shares of Common Stock (voting separately as a single class), in each case approving the Authorized Shares Amendment.

“Series B Participating Preferred Stock” has the meaning specified in Section 1.

“Transfer Agent” means American Stock Transfer & Trust Company, acting in its capacity as transfer agent for the Series B Participating Preferred Stock, and its successors appointed by the Corporation.

Section 3.            Dividends.

(a)           Subject to applicable Marshall Islands law and regulation, and the prior and superior right of the holders of any shares of any series of Preferred Stock ranking prior and superior to the shares of Series B Participating Preferred Stock with respect to dividends, the holders of Series B Participating Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of any assets of the Corporation legally available therefor, dividends and distributions in an amount per share of Preferred Stock (rounded to the nearest cent) equal to the product of the Participation Factor multiplied by the aggregate per share dividends or distributions (as applicable) that are distributable to holders of Common Stock in connection with such dividend or distribution (other than dividends payable in shares of Common Stock, distributions of shares of Common Stock or subdivisions of the outstanding shares of Common Stock (by reclassification or otherwise)), in each case as and when declared by the Board of Directors since the Issue Date.  Dividends described in this Section 3(a) shall be paid or distributed to holders of record of shares of Series B Participating Preferred Stock on the payment or distribution date for the corresponding dividend or distribution on the Common Stock. Dividends on the Series B Participating Preferred Stock will not be cumulative.

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(b)           Holders of Series B Participating Preferred Stock shall not be entitled to any dividends or other distributions, whether payable in cash, securities or other property, other than dividends (if any) declared and payable on the Series B Participating Preferred Stock as specified in this Section 3 (subject to the other provisions of this Certificate of Designation). The term “dividend” as used in this Certificate of Designation includes any cash distribution made by the Corporation, regardless of whether such distribution constitutes a dividend for U.S. federal income tax purposes.

(c)           The Board may fix a record date for the determination of holders of shares of Series B Participating Preferred Stock entitled to receive a dividend or distribution declared thereon, which shall be the same as the record date for any corresponding dividend or the distribution on the Common Stock.

(d)           Pursuant to and subject to the BCA, the Corporation may not lawfully declare or pay a dividend if the Corporation has reasonable grounds to believe that the Corporation is or would, after the declaration or payment of the dividend, be unable to pay its liabilities as they become due, or that the realizable value of the Corporation’s assets would, after payment of the dividend, be less than the aggregate value of the Corporation’s liabilities, issued share capital and share premium accounts.

Section 4.            Liquidation Rights.

(a)           Voluntary or Involuntary Liquidation. Upon any voluntary or involuntary liquidation, dissolution or winding-up of the affairs of the Corporation, the assets and funds of the Corporation or proceeds thereof (whether capital or surplus) shall be distributed:  (i) first, ratably among holders of Series B Participating Preferred Stock up to an amount equal to $1.00 per share of Series B Participating Preferred Stock (as adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction) and (ii) second, ratably among holders of Common Stock; provided that if holders of Series B Participating Preferred Stock would receive a distribution per share that is greater than $1.00 (as adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction) if all such assets and funds were distributed ratably among holders of Common Stock and Series B Participating Preferred Stock (based on each share of Series B Participating Preferred Stock being equal to a number of shares of Common Stock equal to the Participation Factor), such assets and funds shall be so ratably distributed among holders of Common Stock and Series B Participating Preferred Stock (such distribution preference, the “Liquidation Preference”).

(b)           Residual Distributions. After payment of the full amount of the Liquidation Preference to all holders of the Series B Participating Preferred Stock, such holders will have no right or claim to any of the Corporation’s remaining assets in the event of the Corporation’s liquidation, dissolution or winding up.

(c)           Amalgamation, Merger, Consolidation and Sale of Assets not Liquidation. For purposes of this Section 4, a consolidation, amalgamation, merger, arrangement, reincorporation, de-registration or reconstruction involving the Corporation or the sale or transfer of all or substantially all of the assets or business of the Corporation (other than in connection with the Corporation’s liquidation, dissolution or winding up) will not be deemed to constitute a liquidation, dissolution or winding-up, voluntary or involuntary.

Section 5.            Voting Rights. The holders of Series B Participating Preferred Stock shall have the following voting rights:

(a)           Each share of Series B Participating Preferred Stock shall entitle its holder to the number of votes equal to the Participation Factor.

(b)           Except as otherwise herein provided or by the Articles of Incorporation or as otherwise required by the BCA, holders of the Series B Participating Preferred Stock shall vote with holders of the Common Stock together as a single class on all matters submitted to a vote of the

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shareholders of the Corporation, including the election of directors, and shall be considered one class for purposes of determining a quorum.

(c)           Except as otherwise herein provided or by the Articles of Incorporation or as otherwise required by the BCA, the approval of holders of the Series B Participating Preferred Stock, voting as a separate class, shall have no special voting rights and their consent, as a separate class, shall not be required for authorizing or taking any corporate action, or with respect to matters submitted to a shareholder vote; provided that, in addition to any other approval required under the Articles of Incorporation or by the BCA, (i) the amendment, alteration, supplement or repeal of any provision of this Certificate of Designation shall require (A) the affirmative vote or written consent, voting as a single separate class, given in person or by proxy, of holders of at least a majority of the shares of Series B Participating Preferred Stock represented at a shareholder meeting where holders of record of at least a majority of the issued and outstanding shares of Series B Participating Preferred Stock are present either in person or by proxy, or (B) the affirmative written consent of holders of at least a majority of the issued and outstanding shares of Series B Participating Preferred Stock and (ii) if any amendment, alteration, supplement or repeal described in clause (i) disproportionately materially and adversely affects any right, privilege, preference or voting power of any holder of the Series B Participating Preferred Stock relative to the comparable rights, privileges, preferences or voting powers of any other holder of the Series B Participating Preferred Stock, the affirmative vote or written consent of such disproportionately affected holder shall be required to effect such amendment, alteration, supplement or repeal.

Section 6.            Exchange.

(a)           Mandatory Exchange. On the date that is 15 days following the receipt of the Requisite Shareholder Approval and the Authorized Shares Amendment each outstanding share of Series B Participating Preferred Stock shall automatically be exchanged into a number of newly issued shares of Common Stock equal to the Participation Factor, as may be adjusted pursuant to Section 7 (such automatic exchange pursuant to this Section 6(a), the “Mandatory Exchange”).  There shall be no premium payable upon Mandatory Exchange. Upon the Mandatory Exchange, the Corporation shall promptly mail to holders of record of Series B Participating Preferred Stock immediately prior to the Mandatory Exchange, first class, postage prepaid, at the address of such record holders as maintained by the Registrar, a notice of Mandatory Exchange. A copy of such notice shall also be filed with the Registrar.

(b)           Effect of Exchange. On and after the date on which any shares of Series B Participating Preferred Stock are exchanged for Common Stock, dividends on such shares of Series B Participating Preferred Stock shall cease to accrue and all rights of holders of such shares of Series B Participating Preferred Stock (including all rights to receive any accrued and unpaid dividends) will terminate except for the right to receive the whole shares of Common Stock issuable upon exchange thereof (including the right, subject to Section 8, to receive the whole shares of Common Stock in exchange for any accrued and unpaid dividends).  All shares of Common Stock issued upon exchange of the shares of Series B Participating Preferred Stock shall, upon issuance by the Corporation, be duly authorized and validly issued, fully paid and nonassessable and not issued in violation of any purchase option, call option, preemptive right, resale right, subscription right, right of first refusal or similar right arising under law or contract.

(i)           Record Holder as of Exchange Date. The exchanging holder entitled to receive the Common Stock issuable upon the exchange of Series B Participating Preferred Stock shall be treated for all purposes as the record holder of such shares of Common Stock as of the close of business on the date of the Mandatory Exchange notwithstanding that the share register of the Corporation shall then be closed or that certificates representing the shares of Common Stock shall not then be actually delivered to such holder. In the event that a holder shall not by written notice designate the name in which shares of Common Stock to be issued upon the exchange of shares of Series B Participating Preferred Stock should be registered or the manner in which such

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shares should be delivered, the Corporation shall be entitled to register and deliver such shares, and make such payment, in the name of the holder and in the manner shown on the records of the Corporation. Prior to the close of business on the date on which shares of Series B Participating Preferred Stock are exchanged for shares of Common Stock, shares of Common Stock issuable upon exchange of, or other securities issuable upon exchange of, any shares of Series B Participating Preferred Stock shall not be deemed outstanding for any purpose, and holders of Series B Participating Preferred Stock shall have no rights with respect to the Common Stock or other securities issuable upon such exchange (including voting rights, rights to respond to tender offers for the Common Stock or other securities issuable upon exchange and rights to receive any dividends or other distributions on the Common Stock or other securities issuable upon exchange) by virtue of holding shares of Series B Participating Preferred Stock.

(c)           The issuance and delivery of certificates for Common Stock upon the exchange of shares of Series B Participating Preferred Stock shall be made without charge to the exchanging holder or recipient of shares of Series B Participating Preferred Stock for such certificates or for any tax in respect of the issuance or delivery of such certificates or the securities represented thereby, and such certificate shall be issued or delivered in the respective names of, or in such names as may be directed by, holders of the shares of the Series B Participating Preferred Stock; provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the holder of the relevant shares of the Series B Participating Preferred Stock and the Corporation shall not be required to issue or deliver such certificate unless or until the holder requesting such exchange shall have paid the Corporation the amount of such tax or shall have established to the reasonable satisfaction of the Corporation that such tax has been paid.

Section 7.            Adjustments. The Participation Factor shall be subject to adjustment as follows:

(a)           Stock Dividends; Stock Splits; Reverse Stock Splits; Reclassifications and Combinations. If at any time after the Issue Date, the Corporation shall (i) pay or make a dividend or other distribution to holders of its Common Stock solely in shares of Common Stock, (ii) subdivide (by stock split or otherwise) the outstanding shares of Common Stock into a larger number of shares of Common Stock or (iii) combine (by a reverse stock split or otherwise) the outstanding shares of Common Stock into a smaller number of shares of Common Stock, then in each event, the Participation Factor shall be adjusted to a number determined by multiplying the Participation Factor by a fraction, the numerator of which is the total number of shares of Common Stock that were outstanding immediately after such event and the denominator of which is the total number of shares of Common Stock that are outstanding immediately prior to such event.  Such adjustment shall become effective immediately after the opening of business on the business day following the date fixed for determination of the holders entitled to such dividend or other distribution.

(b)           Consolidation, Merger, etc. If the Corporation shall enter into any consolidation, merger, combination or other transaction in which the Common Stock is exchanged for or changed into other stock or securities, cash or any other property, then in any such case each then outstanding share of Series B Participating Preferred Stock shall at the same time be similarly exchanged or changed into other stock or securities, cash or any other property, as applicable, in an amount per share equal to the product of (i) the Participation Factor and (ii) the aggregate amount of stock, securities, cash or any other property (payable in kind), as the case may be, into which or for which a single share of Common Stock is exchanged or changed (assuming the holder of such share of Common Stock exercised any rights of election, if any, exercised by the holders of a majority (or plurality, if applicable) of the Common Stock and received per share the kind and amount of consideration equal to the weighted average of the types and amounts of consideration received by a majority (or plurality, if applicable) of similarly electing (or non-electing, as applicable) holders).

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(c)           Rules of Calculation. Any adjustments to the Participation Factor under this Section 7 shall be calculated by the Corporation to the nearest one-ten-thousandth of a share of Common Stock.  Except as explicitly provided herein, the number of shares of Common Stock outstanding shall be calculated on the basis of the number of issued and outstanding shares of Common Stock, not including shares held in the treasury of the Corporation or held by any of the Corporation’s subsidiaries.

(d)           De Minimis Adjustments. No adjustment to the Participation Factor under this Section 7 will be required unless such adjustment would require an increase or decrease of at least one percent; provided that any such adjustment that is not required to be made will be carried forward and taken into account in any subsequent adjustment, and provided further, that any such adjustment of less than one percent that has not been made will be made upon any Exchange Date.

(e)           Successive Adjustments. After an adjustment to the Participation Factor under this Section 7, any subsequent event requiring an adjustment under this Section 7 shall cause an adjustment to such Participation Factor as so adjusted.

(f)           Multiple Adjustments. For the avoidance of doubt, if an event occurs that would trigger an adjustment to the Participation Factor pursuant to this Section 7 under more than one subsection hereof, such event, to the extent fully taken into account in a single adjustment, shall not result in multiple adjustments hereunder; provided that if more than one subsection of this Section 7 is applicable to a single event, the subsection shall be applied that produces the largest adjustment.

(g)           Abandoned Dividends or Distributions. If the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, and shall thereafter (and before the dividend or distribution has been paid or delivered to stockholders) legally abandon its plan to pay or deliver such dividend or distribution, then no adjustment to the Participation Factor shall be required by reason of the taking of such record.

(h)           Notice of Adjustment. Whenever the Participation Factor is adjusted as provided under this Section 7, the Corporation shall promptly mail to holders of record of Series B Participating Preferred Stock (if any), first class, postage prepaid, at the address of such record holders as maintained by the Registrar, a notice of adjustment setting forth in reasonable detail the events giving rise to the adjustment and the calculation of adjustment. A copy of such notice shall also be filed with the Registrar.

Section 8.            Cash Settlement of Accrued and Unpaid Dividends. In connection with any Mandatory Exchange pursuant to Section 6, the Corporation may in its sole discretion, on the date of the Mandatory Exchange elect to pay in cash an amount equal to all or a portion of any accrued and unpaid dividends as of such date on any share of Series B Participating Preferred Stock to be exchanged, and in such event such cash payment shall be credited against the accrued and unpaid dividends on such share.

Section 9.            No Sinking Fund. The Series B Participating Preferred Stock will not be subject to any sinking fund, retirement fund or purchase fund or other similar provisions.

Section 10.          Other Rights. Other than as provided for in this Certificate of Designation, The Series B Participating Preferred Stock shall not have any voting powers, preferences or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth herein or in the Bylaws or as provided by applicable law.

Section 11.          Ranking. The Series B Participating Preferred Stock will, with respect to the payment of dividends and distributions of assets upon liquidation, dissolution and winding-up, rank senior to the Common Stock and any Junior Stock and pari passu with any Parity Stock of the Corporation, including other series of Series B Participating Preferred Stock of the Corporation that the Corporation may issue from time to time in the future, and junior to all other series of Preferred Stock (other than Junior Stock and Parity Stock).

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Section 12.          Record Holders. To the fullest extent permitted by applicable law, the Corporation and the Transfer Agent for the Series B Participating Preferred Stock may deem and treat the record holder of any share of Series B Participating Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Corporation nor the Transfer Agent shall be affected by any notice to the contrary.

Section 13.          Form. The Series B Participating Preferred Stock shall initially be issued substantially in the form attached hereto as Exhibit A, which is hereby incorporated in and expressly made a part of this Certificate of Designation. Each Series B Participating Preferred Stock certificate may have notations, legends or endorsements required by law or stock exchange rules; provided that any such notation, legend or endorsement is in a form acceptable to the Corporation.

Section 14.          Reissuance of Stock.  Any shares of Series B Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever, including upon exchange of the Series B Participating Preferred Stock for Common Stock, shall not be reissued as such and shall be retired and canceled promptly after the acquisition thereof.  All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board of Directors pursuant to the provisions of the Articles of Incorporation.

Section 15.          No Fractional Shares. Fractional shares of Series B Participating Preferred Stock shall not be issued.

Section 16.          Transfer Agent, Exchange Agent and Dividend Disbursing Agent.  The duly appointed Transfer Agent and Exchange Agent and dividend disbursing agent for the Series B Participating Preferred Stock shall be the Transfer Agent and Exchange Agent. The Corporation may, in its sole discretion, remove the Transfer Agent or the Exchange Agent; provided that in either case the Corporation shall appoint a successor agent (which successor shall be an independent bank or trust Corporation) who shall accept such appointment prior to the effectiveness of such removal. Upon any such removal or appointment, the Corporation shall send notice thereof to the holders of shares of Series B Participating Preferred Stock. Payments shall be payable by U.S. dollar check drawn on, or wire transfer; provided that appropriate wire instructions have been received by the Registrar at least fifteen days prior to the applicable date of payment, to a U.S. dollar account maintained by the holder with a bank located in the State of New York; provided further that at the option of the Corporation, payment of dividends may be made by check mailed to the address of the person entitled thereto as such address shall appear in the Series B Participating Preferred Stock register.

Section 17.          Severability of Provisions. If any voting powers, preferences and relative, participating, optional and other special rights of the Series B Participating Preferred Stock and qualifications, limitations and restrictions thereof set forth in this Certificate of Designation are invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other voting powers, preferences and relative, participating, optional and other special rights of the Series B Participating Preferred Stock and qualifications, limitations and restrictions thereof set forth in this Certificate of Designation which can be given effect without the invalid, unlawful or unenforceable provisions shall, nevertheless, remain in full force and effect.

Section 18.          Notices. All notices or communications in respect of Series B Participating Preferred Stock shall be sufficiently given if given in writing and delivered in person or by first class mail, postage prepaid, or if given in such other manner as may be permitted in this Certificate of Designation, the Bylaws or by applicable law.

[Remainder of page intentionally left blank]

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Exhibit A

[FACE OF SERIES B PARTICIPATING PREFERRED STOCK]

Certificate Number: 1	Number of Shares of Series B Participating
Preferred Stock: [ ]

CUSIP No. [●]
ISIN No. [●]

DHT HOLDINGS, INC.
Series B Participating Preferred Stock
(par value $0.01 per share)

DHT HOLDINGS, INC., a Republic of Marshall Islands corporation (the “Corporation”), hereby certifies that [                                        ] (the “Holder”) is the registered owner of [        ] [(        )] fully paid and non-assessable shares of the Corporation’s designated Series B Participating Preferred Stock, with a par value of $0.01 per share and an initial liquidation preference of $1.00 per share, as adjusted in accordance with the provisions of the Certificate of Designation (as defined below) (the “Series B Participating Preferred Stock”).  The shares of Series B Participating Preferred Stock are transferable on the books and records of the Registrar, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer.  The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Series B Participating Preferred Stock represented hereby are and shall in all respects be subject to the provisions of the Certificate of Designation dated [        ], 2013 as the same may be amended from time to time (the “Certificate of Designation”).  Capitalized terms used herein but not defined shall have the meaning given them in the Certificate of Designation.  The Corporation will provide a copy of the Certificate of Designation to the Holder without charge upon written request to the Corporation at its principal place of business.

Reference is hereby made to the Certificate of Designation, which shall for all purposes have the same effect as if set forth at this place.

Upon receipt of this executed certificate, the Holder is bound by the Certificate of Designation and is entitled to the benefits thereunder.

Unless the Registrar has properly countersigned, these shares of Series B Participating Preferred Stock shall not be entitled to any benefit under the Certificate of Designation or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, this certificate has been executed on behalf of the Corporation by an officer of the Corporation this [        ] day of [        ] 2013.

DHT HOLDINGS, INC.,

By:

Name: Svein Moxnes Harfjeld
Title: Chief Executive Officer

REGISTRAR’S COUNTERSIGNATURE

These are shares of Series B Participating Preferred Stock referred to in the within-mentioned Certificate of Designation.

Dated: [        ], 2013

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, as Registrar
By:
Name:
Title:

[REVERSE OF CERTIFICATE FOR SERIES B PARTICIPATING PREFERRED STOCK]

The shares of Series B Participating Preferred Stock shall be mandatorily exchangeable in the manner and in accordance with the terms set forth in the Certificate of Designation.

The Corporation shall furnish without charge to each holder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers the shares of Series B Participating Preferred Stock evidenced hereby to:

(Insert assignee’s social security or taxpayer identification number, if any)

(Insert address and zip code of assignee)

and irrevocably appoints:

as agent to transfer the shares of Series B Participating Preferred Stock evidenced hereby on the books of the Transfer Agent. The agent may substitute another to act for him or her.
Date:
Signature:
(Sign exactly as your name appears on the other side of this Certificate)

Signature Guarantee:

(Signature must be guaranteed by an “eligible guarantor institution” that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Transfer Agent, which requirements include membership or participation in the Securities Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Transfer Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

ANNEX II

COMMON STOCK LEGEND

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT (WHICH TRANSACTION SHALL BE ACCOMPANIED BY AN OPINION OF COUNSEL (WHICH COUNSEL MAY BE IN-HOUSE COUNSEL TO SUCH HOLDER) REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND OTHER APPLICABLE LAWS) OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT RELATING TO SUCH SECURITIES UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE SECURITIES LAWS OF OTHER JURISDICTIONS.

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS SET FORTH IN THE STOCK PURCHASE AGREEMENT DATE NOVEMBER 24, 2013 AND EXECUTED BY THE ORIGINAL HOLDER OF THESE SECURITIES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER.

ANNEX III

PREFERRED STOCK LEGEND

THESE SECURITIES AND THE SECURITIES ISSUABLE UPON THE EXCHANGE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT (WHICH TRANSACTION SHALL BE ACCOMPANIED BY AN OPINION OF COUNSEL (WHICH COUNSEL MAY BE IN-HOUSE COUNSEL TO SUCH HOLDER) REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND OTHER APPLICABLE LAWS) OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT RELATING TO SUCH SECURITIES UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE SECURITIES LAWS OF OTHER JURISDICTIONS.

THESE SECURITIES AND THE SECURITIES ISSUABLE UPON THE EXCHANGE THEREOF ARE SUBJECT TO RESTRICTIONS SET FORTH IN THE STOCK PURCHASE AGREEMENT DATE NOVEMBER 24, 2013 AND EXECUTED BY THE ORIGINAL HOLDER OF THESE SECURITIES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER.

ANNEX IV

FORM OF TRANSFEREE AGREEMENT

TRANSFEREE AGREEMENT, dated as of [●] (this “Agreement”), between DHT Holdings, Inc., a corporation organized under the laws of the Republic of the Marshall Islands (the “Company”), and [Name of Transferee] (the “Transferee”).

WHEREAS, the Company, [Name of Transferor] (the “Transferor”) and the other investors named therein executed and delivered a stock purchase agreement, dated November 24, 2013 (the “Stock Purchase Agreement”), providing for the issuance and sale of the Purchased Shares;

WHEREAS, the Transferor desires to transfer (the “Transfer”) to the Transferee [●] shares of Common Stock and [●] shares of Preferred Stock held by the Transferor and purchased under the Stock Purchase Agreement; and

WHEREAS, as a condition to the consummation of the Transfer, the Transferee is required to execute this Agreement for the benefit of the Company in accordance with Sections 5.08 and 5.09 of the Stock Purchase Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

SECTION 1.  Definitions.  Capitalized terms used herein and not otherwise defined in this Agreement shall have the meanings ascribed to such terms in the Stock Purchase Agreement.

SECTION 2.  Representations and Warranties of the Transferee. The Transferee hereby represents and warrants to the Company as follows:

(a)           Organization.  The Transferee is an entity duly organized, validly existing and in good standing under the law of its jurisdiction of organization.

(b)           Due Authorization.  The Transferee has all requisite right, power and authority, and has taken all actions necessary to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Transferee.  This Agreement is the legal, valid and binding obligation of the Transferee, enforceable against the Transferee in accordance with its terms, except as such may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar Laws affecting creditors’ rights generally and by general equitable principles and except as may be limited by applicable Law and public policy.

(c)           No Conflicts.  The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not conflict with, result in any breach or violation of or constitute a default under (or constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under or give the holder of any indebtedness (or a Person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (or result in the termination of, or in the creation or imposition of a lien, charge or encumbrance on any property or assets of the Transferee pursuant to) (i) the organizational or other governing documents of the Transferee; (ii) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Transferee is a party or by which any of them or any of their respective properties may be bound or affected; (iii) any federal, state, local or foreign law, regulation or rule applicable to the Transferee; or (iv) any decree, judgment or order applicable to the Transferee or any of its properties, except in the case of the foregoing clauses (ii), (iii) and (iv) as would not, individually or in the aggregate, materially and adversely affect the Transferee’s ability to perform its obligations under this Agreement to which it is a party or consummate the transactions contemplated therein on a timely basis.

(d)           No Consents Required.  No approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or of or with any self-regulatory organization, other non-governmental regulatory authority, is required to be obtained by the Transferee in connection with the execution, delivery and performance of this Agreement by the Transferee or the consummation by the Transferee of the transactions contemplated hereby, except for such approvals, authorizations, consents, orders or filings that have been obtained or made and are in full force and effect.

(e)           Accredited Investor and Qualified Institutional Buyer.  The Transferee is (i) an “accredited investor” within the meaning of Rule 501(a) of Regulation D under the Securities Act and (ii) a “qualified institutional buyer” (“QIB”) within the meaning of Rule 144A(a) of under the Securities Act.  The Transferee is knowledgeable, sophisticated and experienced in business and financial matters, has previously invested in securities similar to the Purchased Shares (and the Conversion Shares) and fully understands the limitations on transfer and the restrictions on sales of the Purchased Shares (and the Conversion Shares).  The Transferee is able to bear the economic risk of its investment and is able to afford the complete loss of such investment.  As of the date hereof, the Transferee and its affiliates hold no shares of Voting Stock, do not belong to any 13D Group and are not, directly or indirectly, party to any Hedging Transaction.  The Purchased Shares to be received by the Transferee hereunder will be acquired for investment only and for the Transferee’s own account, not as nominee or agent, and not with a view to the public resale or distribution of any part thereof, and the Transferee has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act, without prejudice, however, to the Transferee’s right at all times to sell or otherwise dispose of all or any part of such Purchased Shares in compliance with applicable U.S. federal and state securities Laws.  The Transferee will be purchasing and holding the Purchased Shares for its own account and is not party to any co-investment, joint venture, partnership or other understandings or arrangements with any other party relating to the Purchased Shares or the other transactions contemplated hereunder.  The Transferee is not a broker-dealer registered with the SEC under the Exchange Act or an entity engaged in a business that would require it to be so registered.

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(f)           No Broker’s Fees.  Neither the Transferee nor any of its affiliates or subsidiaries has incurred any liability for any finder’s or broker’s fee or agent’s commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

(g)           Advisors.  The Transferee acknowledges that prior to entering this Agreement, it was advised by Persons deemed appropriate by the Transferee concerning this Agreement and the transactions contemplated by this Agreement (including by its own legal advisor), and conducted its own due diligence investigation and made its own investment decision with respect to such transactions.  The Transferee (i) is not relying on the Company for any legal, tax, investment, accounting or regulatory advice; (ii) has consulted with its own advisors concerning such matters; and (iii) shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby.

(h)           Private Placement Consideration.  The Transferee understands and acknowledges that: (i) the Purchased Shares that it is acquiring from the Transferor were sold pursuant to an exemption from registration under the Securities Act, including Regulation D promulgated thereunder; (ii) no U.S. state or federal agency has made any finding or determination as to the fairness of the terms of the sale of the Purchased Shares or any recommendation or endorsement thereof; (iii) the Purchased Shares are “restricted securities” under the Securities Act inasmuch as they were acquired from the Company in a transaction not involving a public offering and that, under applicable securities Laws, such Purchased Shares (and the Conversion Shares) may be resold without registration under the Securities Act only in certain limited circumstances; (iv) each certificate evidencing the Common Stock held by the Transferee shall be endorsed with a legend substantially in the form of Annex II of the Stock Purchase Agreement, which the Transferee has read and understands; and (v) each certificate evidencing the Preferred Stock held by the Transferee shall be endorsed with a legend substantially in the form of Annex III of the Stock Purchase Agreement, which the Transferee has read and understands.

SECTION 3.  Agreement to Vote.  (a)   At the Shareholders’ Meeting (if such meeting has not been held prior to the date hereof and the Transferee shall be entitled to vote thereat), the Transferee shall (i) appear at such Shareholders’ Meeting (in person or by proxy) or otherwise cause all Total Shares held by the Transferee to be counted as present for purposes of determining a quorum and (ii) vote (or cause to be voted) all Total Shares held by the Transferee in favor of  the Requisite Shareholder Approval.

(b)           The Transferee hereby irrevocably constitutes and appoints the Company and any designee of the Company, each of them individually, as the sole and exclusive proxy and attorney-in-fact for the Transferee, with full power of substitution, resubstitution, appointment and revocation, (i) to vote or act by written consent with respect to all of the Total Shares held by the Transferee, (ii) in its name, place and stead, as the Transferee’s true and lawful representative, attorney-in-fact and agent, to make, execute, sign, acknowledge, verify, swear to and deliver as shareholder any consent, certificate or other document relating to the Company that the law of the Republic of Marshall Islands may permit or require in connection with any matter referred to in clause (i), (iii) to otherwise represent the Transferee with respect to the Total Shares held by the Transferee with all

3

powers that the Transferee would have if personally present at the Shareholders’ Meeting and (iv) to do and perform each and every act and thing as fully as the Transferee might or could do as a holder of its respective Total Shares, in each case, in accordance with, and as necessary to effect the provisions of, Section 3(a).

(c)           This proxy is given to secure the performance of the duties of the Transferee under Section 3(a), and its existence will not be deemed to relieve the Transferee of its obligations under Section 3(a).  The Transferee affirms that the foregoing proxy and power of attorney are each coupled with an interest and is irrevocable.  The Transferee shall take such further action and execute such other instruments as may be necessary to effectuate the intent of this proxy.  For Voting Stock as to which the Transferee is the beneficial but not the record owner, the Transferee will cause any record owner of such Voting Stock to grant the Company a proxy to the same effect as that contained herein.  The Transferee represents that any proxy heretofore given in respect of such Voting Stock is not irrevocable, and hereby revokes any and all such proxies.

SECTION 4.  Common Stock Transfer Restrictions.   (a)  The Transferee shall not, without the Company’s prior written consent, at any time prior to the later of (i) the 45th day following the Closing Date or (ii) the date on which the Registration Statement shall be declared effective by the SEC (such later date, the “Common Stock Lock-Up Expiration”): (A) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Common Stock purchased under the Stock Purchase Agreement, or publicly disclose the intention to make any offer, sale, pledge or disposition, or (B) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of any Common Stock purchased under the Stock Purchase Agreement, whether any such transaction described in clauses (A) and (B) is to be settled by delivery of Common Stock, Preferred Stock or any other Equity Security, in cash or otherwise; provided that if the Common Stock Lock-Up Expiration shall not have occurred prior to the 180th day following the Closing Date, the Investors shall no longer be subject to the restrictions set forth in this Section 4.

(b)           Notwithstanding the foregoing, the Transferee may transfer its Common Stock purchased under the Stock Purchase Agreement prior to the Common Stock Lock-Up Expiration only if such transfer is (i) pursuant to a private sale to a person whom the Transferee reasonably believes is a QIB or (ii) pursuant to an exemption from registration under the Securities Act provided by Rule 144 thereunder (if available), (A) in the case of each of clauses (i) and (ii), if such transfer is conducted in accordance with all applicable securities Laws and (B) in the case of a transfer to a QIB pursuant to clause (i), the applicable transferee executes a transferee agreement for the benefit of the Company in the form of Annex IV of the Stock Purchase Agreement.

SECTION 5.  Preferred Stock Transfer Restrictions.   (a)  The Transferee shall not, without the Company’s prior written consent, at any time prior to the 180th day following the Closing Date (such date, the “Preferred Stock Lock-Up Expiration”): (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or

4

dispose of, directly or indirectly, any Preferred Stock purchased under the Stock Purchase Agreement, or publicly disclose the intention to make any offer, sale, pledge or disposition, or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of any Preferred Stock purchase under the Stock Purchase Agreement, whether any such transaction described in clauses (i) and (ii) is to be settled by delivery of Common Stock, Preferred Stock or any other Equity Security, in cash or otherwise. For the avoidance of doubt, this Section 5(a) shall not apply to any Conversion Shares.

(b)           Notwithstanding the foregoing, the Transferee may transfer its Preferred Stock purchased under the Stock Purchase Agreement prior to the Preferred Stock Lock-Up Expiration only if such transfer is (i) to a person whom the Transferee reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A under the Securities Actor or (ii) pursuant to an exemption from the registration under the Securities Act provided by Rule 144 thereunder (if available), (A) in the case of each of clauses (i) and (ii), if such transfer is conducted in accordance with all applicable securities Laws and (B) in the case of a transfer to a QIB pursuant to clause (i), the applicable transferee executes a transferee agreement for the benefit of the Company in the form of Annex IV of the Stock Purchase Agreement.

SECTION 6.  Registration Rights.  Notwithstanding anything to the contrary in the Stock Purchase Agreement, the Transferee shall be entitled to the rights of the Transferor under Article VII of the Stock Purchase Agreement with respect to the Registrable Securities received by the Transferee pursuant to the Transfer.

SECTION 7.  Notices.  All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given (a) on the date of delivery, if delivered personally or by facsimile, upon confirmation of receipt; (b) on the first Business Day following the date of dispatch if delivered express mail by a recognized overnight courier service; or (c) on the third Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid, to the parties to this Agreement at the following address or to such other address either party to this Agreement shall specify by notice given in accordance with this Section 7:

(i)            if to the Company, to

DHT Holdings, Inc.
Clarendon House
2 Church Street
Hamilton HM 11
Bermuda
Fax:  +44 1534 878427

Attention:        Chief Executive Officer

with a copy to:

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DHT Management AS
Haakon VIIs gt. 1, 6th floor
POB 2039, 0125 Oslo, Norway
Fax:  +47 2311 5081

Attention:        Chief Executive Officer

with a copy to:

Cravath, Swaine & Moore LLP
825 Eighth Avenue
New York, NY 10019
Fax:  212-474-3700
Phone:  212-474-1000
Attention:        Erik R. Tavzel
 Stephen L. Burns

(ii)           if to the Transferee, to

[●]

with a copy to:

[●]

SECTION 8.  Counterparts.  This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other parties, with the same effect as if the signatures were upon the same instrument.

SECTION 9.  Amendments; Waivers.  (a)   No provision of this Agreement may be amended or waived unless such amendment or waiver is in writing and signed, in the case of an amendment, by each of the Company and the Transferee, or in the case of a waiver, by the party against whom the waiver is to be effective.

(b)           The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights nor shall any single or partial exercise by any party to this Agreement of any of its rights under this Agreement preclude any other or further exercise of such rights or any other rights under this Agreement.  The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law or otherwise.

SECTION 10.  Assignment.  Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise, by any of the parties without the prior written consent of the

6

other party hereto.  Any purported assignment without such prior written consent shall be void.  Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

SECTION 11.  Headings.  The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

SECTION 12.  Governing Law.  Except to the extent specifically required by the BCA, this Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement, directly or indirectly, shall be governed by and construed in accordance with the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.  The parties declare that it is their intention that this Agreement shall be regarded as made under the laws of the State of New York and that the laws of the State of New York shall be applied in interpreting its provisions in all cases where legal interpretation shall be required, except to the extent the BCA is specifically required by such act to govern the interpretation of this Agreement.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the day and year first above written.

DHT HOLDINGS, INC.,

By

Name:
Title:

[TRANSFEREE],

By

Name:
Title:

ANNEX V

FORM OF ESCROW AGREEMENT

THIS ESCROW AGREEMENT (“Agreement”) is made and entered into as of the __ day of November, 2013 by and among DNB Bank ASA, New York Branch (“DNB” or the “Escrow Agent”), DHT Holdings, Inc., a corporation incorporated under the laws of the Republic of the Marshall Islands (the “Company”) and RS Platou Markets, Inc. (the “Placement Agent”).

WITNESSETH:

WHEREAS, the Company proposes to sell 13,400,000 shares of its common stock, par value $0.01 per share (the “Common Shares”), and 97,579 shares of its Series B Participating Preferred Stock, par value $0.01 per share (the “Preferred Shares” and, together with the Common Shares, the “Shares”) pursuant to the Stock Purchase Agreement, by and among the Company and the investors parties thereto (the “Investors”), dated November 24, 2013 (the “Purchase Agreement”);

WHEREAS, with respect to all payments received from the Investors to settle the Shares purchased by such Investors pursuant to the Purchase Agreement, the Company and the Placement Agent propose to establish an escrow account with DNB for credit to the Company; and

WHEREAS, the Escrow Agent is willing to receive and disburse the proceeds from the offering of the Shares purchased by the Investors, and any interest earned thereon, in accordance herewith.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Deposit of Escrowed Funds. Unless otherwise agreed to by the Company, the Placement Agent and any particular Investor, the Placement Agent shall instruct the Investors to wire to the Escrow Agent funds of such Investors delivered in payment for their respective Shares (the “Escrowed Funds”). The Placement Agent shall, as to each Investor, instruct each such Investor to remit the aggregate purchase price pursuant to the Purchase Agreement entered into by such Investor in the form of a wire transfer to the Escrow Account (as defined below) as promptly as possible with respect to the Escrowed Funds in payment for their respective Shares. Wire transfers to the Escrow Account (as defined below) shall be made in immediately available federal funds transferred to DNB to the following account:

Bank name: DNB Bank ASA, New York Branch
SWIFT BIC:   DNBAUS33
Bank Account Name:  DHT Holdings Inc/R.S. Platou Markets Inc
Bank Account Number:  28440001
Attention: Helene Vales

Upon receipt of Escrowed Funds from such Investors, the Escrow Agent shall credit such Escrowed Funds to a fully segregated non-interest bearing account held by the Escrow Agent for the purpose of holding in trust all Escrowed Funds (the “Escrow Account”).

2.             Acceptance. Upon receipt of the Escrowed Funds, the Escrow Agent shall acknowledge such receipt in writing to the Company and the Placement Agent and shall hold and disburse the same pursuant to the terms and conditions of this Agreement. The Escrow Agent shall have no duty to verify whether the amounts and property delivered comport with the requirements of any other agreement.

3.             List of Investors. The Placement Agent shall furnish or cause to be furnished to the Escrow Agent, at the time of each deposit of funds pursuant to Section 1, a list, substantially in the form of Exhibit B hereto, containing the name of, the address of, the number of Shares purchased by, and the purchase amount delivered to the Escrow Agent on behalf of, each listed Investor whose funds are being deposited. The Escrow Agent shall promptly notify the Placement Agent and the Company of any discrepancy between the purchase amounts set forth on any list delivered pursuant to this Section 3 and the purchase amounts received by the Escrow Agent. The Escrow Agent is authorized, with the consent of the Company (not to be unreasonably withheld), to revise such list to reflect the actual purchase amounts received and the release of any purchase amounts pursuant to Section 4, provided that the Placement Agent shall be promptly notified of any such revision and provided a copy of such list, reflecting such revisions.

4.             Withdrawal of Purchase Amounts.

(a)           If the Escrow Agent shall receive a notice, substantially in the form of  Exhibit C hereto (an “Offering Termination Notice”), from the Placement Agent, the Escrow Agent shall promptly after receipt of such Offering Termination Notice, send to each Investor listed on the list held by the Escrow Agent pursuant to Section 3 whose total purchase amount shall not have been released pursuant to paragraph (b) of this Section 4, in the manner set forth in paragraph (d) of this Section 4, a check to the order of such Investor in the amount of the remaining purchase amount of such Investor held by the Escrow Agent as set forth on such list held by the Escrow Agent. The Escrow Agent shall notify the Company and the Placement Agent of the distribution of such funds to the Investors.

(b)           In the event that (i) the Shares have been purchased and funds in respect thereof shall have been deposited with the Escrow Agent on or before the Closing Date and (ii) no Offering Termination Notice under paragraph (a) of this Section 4 shall have been delivered to the Escrow Agent, the Company shall deliver to the Escrow Agent on the Closing Date a notice, bearing an acknowledgement by the Placement Agent, substantially in the form of Exhibit D hereto (a “Closing Notice”), designating the date on which Shares are to be sold and delivered, or caused to be delivered, to the Investors thereof (the “Closing Date”), the proceeds of which are to be distributed to the Company on such Closing Date, and identifying the Investors and the number of Shares to be sold to each thereof on such Closing Date. The Escrow Agent, after receipt of such Closing Notice, shall on such Closing Date, pay by wire transfer to the Company and the Placement Agent, in federal or other immediately available funds and otherwise in the amounts and in the manner specified by the Company and the Placement Agent in such Closing Notice, an aggregate amount equal to the aggregate of the purchase amounts paid by the Investors identified in such Closing Notice for the Shares to be sold on such Closing Date as set forth on Schedule I to such Closing Notice; and

(c)           [RESERVED]

(d)           For the purposes of this Section 4, any check that the Escrow Agent shall be required to send to any Investor, the Company or the Placement Agent shall be sent to such Investor or the Company by first class mail, postage prepaid, at such Investor’s address furnished to the Escrow Agent pursuant to Section 3, the Company’s address as set forth in Section 8(b), or the Placement Agent’s address as set forth in Section 8(c).

(e)           For the avoidance of doubt, the Escrow Agent shall neither receive nor hold any Shares pursuant to this Agreement.

(f)            For the further avoidance of doubt, any document delivered pursuant to this Section 4 may be executed by any authorized signatory of the Company or the Placement Agent, as the case may be, which authorized signatory need not be the same individual as the signatory of this Agreement.

5.             Escrow Agent; Duties and Liabilities.

(a)           It is expressly understood and agreed by the parties that (i) the duties of the Escrow Agent, as herein specifically provided, are purely ministerial in nature; (ii) the Escrow Agent shall not have any duty to deposit or to invest the Escrowed Funds except as provided herein, (iii) the Escrow Agent shall not be responsible or liable in any manner whatsoever for, or have any duty to inquire into, the sufficiency, correctness, genuineness or validity of the notices it receives hereunder, or the identity, authority or rights of any of the parties; (iv) the Escrow Agent shall have no duties or responsibilities in connection with the Escrowed Funds, other than those specifically set forth in this Agreement; (v) the Escrow Agent shall not incur any liability in acting upon any signature, written notice, request, waiver, consent, receipt, or any other paper or document reasonably believed by the Escrow Agent to be genuine; (vi) the Escrow Agent shall incur no liability whatsoever except for such resulting from its willful misconduct or gross negligence, as long as the Escrow Agent has acted in good faith in the performance of its duties hereunder; and (vii) upon the Escrow Agent’s performance of its obligations under Section 4 hereof, the Escrow Agent shall be relieved of all liability, responsibility and obligation with respect to the Escrowed Funds or arising out of or under this Agreement as set forth in Section 6 hereof.

(b)           The Escrow Agent shall not be under any obligation to take any legal action in connection with this Agreement or towards its enforcement or performance, or to appear in, prosecute or defend any action or legal proceeding, or to file any return, or pay or withhold any income or other tax payable with respect to any Escrowed Funds or the disbursement thereof, any payment of or in respect of which shall constitute a Loss under Section 6 below, and Placement Agent and the Company agree to provide to the Escrow Agent such information and documentation as the Escrow Agent may reasonably request in connection therewith.

(c)           In the event of any disagreement relating to the Escrowed Funds or the disbursement thereof resulting in adverse claims or demands being made in connection with the Escrowed Funds or in the event that the Escrow Agent is unable to determine what action it should take hereunder, Escrow Agent shall be entitled to retain the Escrowed Funds, but only to the extent of the Escrowed Funds in controversy so long as such disagreement shall continue, until the Escrow Agent shall have received (i) a final non-appealable order of a court of competent jurisdiction regarding the proper disposition or (ii) a letter of instruction from the Company, acknowledged by the Placement Agent, directing delivery of the Escrowed Funds, in which event the Escrow Agent shall disburse the Escrowed Funds in accordance with such order or letter. Any court order shall be accompanied by a legal opinion of counsel for the presenting party reasonably satisfactory to the Escrow Agent to the effect that the order is final and non-appealable. The Escrow Agent shall act on such court order and legal opinion without further inquiry. If a proceeding for such determination is not begun and diligently continued, the Escrow Agent may make an ex parte application or bring any other appropriate action for leave to deposit the Escrowed Funds in the Supreme Court of the State of New York, County of New York seeking such determination or such declaratory relief as the Escrow Agent shall deem reasonably necessary under the circumstances, and the parties each hereby irrevocably consent to the entering of an ex parte order pursuant to all applicable laws, rules and procedures of the State of New York  and such court. The Escrow Agent shall be reimbursed by the Company, for all of the Escrow Agent’s reasonable costs and expenses of such action or proceeding, including, without limitation, attorneys’ fees and disbursements.

(d)           The Escrow Agent does not have any interest in the Escrowed Funds deposited hereunder and is serving as escrow agent only and having only possession thereof. Any payments of income from the Escrowed Funds shall be subject to withholding regulations then in force with respect to United States federal or state income taxes. Section 5(c) and this Section 5(d) shall survive any termination of this Agreement or the resignation of the Escrow Agent in accordance with Section 5(i) below.

(e)           None of the provisions of this Agreement shall require the Escrow Agent to expend or risk its own funds or otherwise to incur any liability, financial or otherwise, in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it.

(f)           The Escrow Agent may consult with independent counsel and the advice or any opinion of counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such advice or opinion of counsel.

(g)            The Escrow Agent shall have no obligation to, and shall not, invest and/or reinvest any cash held by the Escrow Agent in the absence of timely and specific written investment direction from the Company and the Placement Agent. In no event shall the Escrow Agent be liable for the selection of investments or for investment losses incurred thereon; provided that the Escrow Agent has complied with written investment directions from the Company and the Placement Agent. The Escrow Agent shall have no liability in respect of losses incurred as a result of the liquidation of any investment prior to its stated maturity or the failure of the Company and the Placement Agent to provide timely written investment direction.

(h)            The Escrow Agent may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or through agents, attorneys, custodians or nominees appointed with due care.

(i)            The Escrow Agent may at any time resign by giving ten (10) days written notice of resignation to the Company and the Placement Agent. Upon receiving such notice of resignation, the Company and the Placement Agent shall promptly appoint a successor and, upon the acceptance by the successor of such appointment, release the resigning Escrow Agent from its obligations hereunder by written instrument, a copy of which instrument shall be delivered to the resigning Escrow Agent and the successor. If no successor shall have been so appointed and have accepted appointment within forty-five (45) days after the giving of such notice of resignation by the Escrow Agent, the resigning Escrow Agent may petition any court of competent jurisdiction for the appointment of a successor.  The retiring Escrow Agent shall transmit all records pertaining to the Escrowed Funds and shall pay all Escrowed Funds to the successor Escrow Agent.

(j)            Any partnership or other similar entity into which the Escrow Agent may be merged or converted or with which it may be consolidated, or any partnership, corporation or other similar entity resulting from any merger, conversion or consolidation to which the Escrow Agent shall be a party, or any partnership, corporation or other similar entity succeeding to the business of the Escrow Agent shall be the successor of the Escrow Agent hereunder without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.

(k)            No printed or other matter in any language (including, without limitation, any registration statement, any prospectus supplement relating to the Shares, notices, reports and promotional material) which mentions the Escrow Agent’s name or the rights, powers, or duties of the Escrow Agent shall be issued by the other parties hereto or on such parties’ behalf unless the Escrow Agent shall first have been provided a copy thereof. The Escrow Agent hereby consents to the use of its name and the reference to the escrow arrangement in any registration statement and in any prospectus supplement relating to the Shares.

6.          Indemnification of Escrow Agent. The Company and the Placement Agent hereby agree to indemnify and hold the Escrow Agent harmless from any and all liabilities, obligations, damages, losses, claims, encumbrances, costs or expenses (including reasonable attorneys’ fees and expenses) (any or all of the foregoing herein referred to as a “Loss”) arising hereunder or under or with respect to the Escrowed Funds, except for a Loss resulting from the Escrow Agent’s gross negligence or willful misconduct;

7.          Compensation of Escrow Agent. At the time of execution of this Agreement the Company shall pay the Escrow Agent an administration fee of $15,000.00 for any and all services to be rendered by the Escrow Agent hereunder. The Company shall reimburse the Escrow Agent upon request for all reasonable out-of-pocket expenses, disbursements and advances incurred or made by the Escrow Agent in implementing any of the provisions of this Agreement, including reasonable compensation, expenses and disbursements of its counsel, except any such expense, disbursement, or advance as may arise from its gross negligence or willful misconduct.

8.          Notices. Any notice or demand desired or required to be given hereunder shall be in writing and deemed given when sent by facsimile transmission with receipt confirmed to the telephone number below and addressed as follows:

a.             If to the Escrow Agent, to:

DNB Bank ASA, New York Branch
200 Park Avenue, 31st Floor
New York, NY 10166

Attention: Helene Vales
Facsimile: +1 212 681 4123

with payment instructions to:

Bank of New York Mellon, NY
ABA 021000018/SWIFT BIC: IRVTUS3N
F/O DNB Bank ASA, NY
Swift BIC:  DNBAUS33
For further credit to:
DHT Holdings, Inc/R>S> Platou Markets, Inc
Account: 28440001

b.            If to Company, to:

DHT Holdings, Inc.
Clarendon House
2 Church Street
Hamilton HM 11
Bermuda
Fax: +44 1534 878427
Attention: Chief Executive Officer

with a copy to:

DHT Management AS
Haakon VIIs gt. 1, 6th floor
POB 2039, 0125 Oslo, Norway
Fax: +47 2311 508
Attention: Chief Executive Officer

with a copy to:

Cravath, Swaine & Moore LLP
825 Eighth Avenue
New York, NY 10019
Fax: 212-474-3700
Phone: 212-474-1000
Attention:   Erik R. Tavzel
     Stephen L. Burns

c.             If to the Placement Agent, to:

RS Platou Markets, Inc.
410 Park Avenue

7th Floor, Suite 710
New York, New York 10022
Facsimile: 212-207-9043

and

RS Platou Markets AS c/o RS
Platou Markets Inc. 410 Park
Avenue
7th Floor, Suite 710
New York, New York 10022
Facsimile: 212-207-9043

with a copy to:

Fried, Frank, Harris, Shriver & Jacobson LLP
One New York Plaza
New York, NY 10004
Attention: Joshua Wechsler
Facsimile: 212-859-4000

or to such other address or account information as hereafter shall be designated in writing by the applicable party.

9.          Entire Agreement. This Agreement, the Purchase Agreement, and the engagement letter by and between the Company and the Placement Agent, and any exhibits and schedules hereto and thereto constitute the entire agreement between the parties hereto pertaining to the subject matters hereof, and supersede all negotiations, preliminary agreements and all prior and contemporaneous discussions and understandings of the parties in connection with the subject matters hereof. Any exhibits and schedules hereto are hereby incorporated into and made a part of this Agreement.

10.          Amendments. (a) No amendment, waiver, change or modification of any of the terms, provisions or conditions of this Agreement shall be effective unless agreed to in writing by all parties or by their duly authorized agents. Waiver of any provision of this Agreement shall not be deemed a waiver of future compliance therewith and such provision shall remain in full force and effect.

(b) The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights nor shall any single or partial exercise by any party to this Agreement of any of its rights under this Agreement preclude any other or further exercise of such rights or any other rights under this Agreement.  The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law or otherwise.

11.          Severability. In the event any provision of this Agreement is held invalid, illegal or unenforceable, in whole or in part, the remaining provisions of this Agreement shall not be affected thereby and shall continue to be valid and enforceable, so long as the economic or legal substance of the

Transactions contemplated hereby is not affected in any manner materially adverse to any party.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the Transactions contemplated hereby are fulfilled to the extent possible.

12.          Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of New York without regard to any applicable principles of conflicts of law.

13.          Submission to Jurisdiction. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE PARTIES HERETO HEREBY ACCEPT FOR THEMSELVES AND IN RESPECT OF THEIR RESPECTIVE PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS AND APPELLATE COURTS FROM ANY THEREOF. THE PARTIES HERETO HEREBY IRREVOCABLY CONSENT TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF TO SUCH PARTY BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED, TO SUCH PARTY AT ITS ADDRESS SPECIFIED HEREIN. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH ANY OF THEM MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

14.          Headings and Captions. The titles or captions of paragraphs in this Agreement are provided for convenience of reference only, and shall not be considered a part hereof for purposes of interpreting or applying this Agreement, and such titles or captions do not define, limit, extend, explain or describe the scope or extent of this Agreement or any of its terms or conditions.

15.          Gender and Number. Words and phrases herein shall be construed as in the singular or plural number and as masculine, feminine or neuter gender, according to the context.

16.          Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other parties, and in making proof hereof, it shall not be necessary to produce or account for more than one such counterpart.

17.          Binding Effect on Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective legal representatives, heirs, successors and assigns, and the purchasers of the Shares. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto (and their respective legal representatives, heirs, successors and assigns), any rights, remedies, obligations or liabilities hereunder.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

COMPANY:

DHT HOLDINGS, INC.

By:
Name:
Title:

[Signature Page to Escrow Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

ESCROW AGENT:

DNB Bank ASA, New York Branch

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Escrow Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

PLACEMENT AGENT:

RS PLATOU MARKETS, INC.

By:
Name:
Title:

[Signature Page to Escrow Agreement]

EXHIBIT A
PURCHASE AGREEMENT

EXHIBIT B

INVESTORS

Name and Address of Investor	Exact Name Shares are to be Registered In	Number of Common Shares	Number of Preferred Shares	Purchase Amount

TOTAL:

EXHIBIT C

FORM OF OFFERING TERMINATION NOTICE

, 2013

DNB Bank ASA, New York Branch
200 Park Avenue, 31St Floor
New York, NY 10166

Attention: Helene Vales

Ladies and Gentlemen:

Pursuant to Section 4(a) of the Escrow Agreement dated as of November __, 2013 (the “Escrow Agreement”) among DHT Holdings, Inc., RS Platou Markets, Inc. (“Platou”) and you, Platou hereby notifies you of the termination of the offering of the Shares (as that term is defined in the Escrow Agreement) and directs you to make payments to the Investors as provided for in Section 4(a) of the Escrow Agreement.

Very truly yours

RS PLATOU MARKETS, INC.

By:
Name:
Title:

EXHIBIT D

FORM OF CLOSING NOTICE

, 2013

DNB Bank ASA, New York Branch
200 Park Avenue, 31st Floor
New York, NY 10166
Attention:
Ladies and Gentlemen:

Pursuant to Section 4(b) of the Escrow Agreement dated as of November __, 2013 (the “Escrow Agreement”) among DHT Holdings, Inc. (the “Company”), RS Platou Markets, Inc. and you, the Company hereby certifies that it has entered into the Purchase Agreement (as defined in the Escrow Agreement) in respect of the Shares (as defined in the Escrow Agreement) and the Company will, subject to and in accordance with the terms of the Purchase Agreement, sell and deliver, or cause to be delivered, Shares to the Investors thereof at a closing to be held on November __, 2013 (the “Closing Date”). The names of the Investors concerned, the number of Shares purchased by each of such Investors and the related purchase amounts are set forth on Schedule I annexed hereto.

Please accept these instructions as standing instructions for the closing to be held on the Closing Date. The parties hereto certify that they do not wish to have a call back regarding these instructions. The parties hereto further certify that their instructions may be transmitted to you via facsimile.

We hereby request that the aggregate purchase amount be paid to the Placement Agent and us as follows:

1.     To the Company, $ _________ as follows:

[wire instructions]

2.     To RS Platou Markets, Inc. (on behalf of itself and RS Platou Markets AS), $_________ as follows:

[wire instructions]

These instructions may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

Very truly yours

DHT HOLDINGS, INC.

By:
Name:
Title:

[Signature Page to Closing Notice]

Acknowledged:

RS Platou Markets, Inc.

By:
Name:
Title:

[Signature Page to Closing Notice]

SCHEDULE I
to
CLOSING NOTICE

Name and Address of Investor	Exact Name Shares are to be Registered In	Number of Common Shares	Number of Preferred Shares	Purchase Amount

TOTAL:

SCHEDULE A

Purchased Shares Allocation

	Purchased Shares
Investor Name	Common Stock	Preferred Stock
Oslo Asset Management AAM Absolute Return Fund	609,000	4,435
Claren Road Asset Management, LLC Claren Road Credit Master Fund, Ltd.	2,026,000	14,745
Tufton Oceanic Limited Oceanic Hedge Fund Oceanic Opportunities Master Fund, L.P.	1,827,000	13,305
Canyon Capital Advisors LLC Canyon Value Realization Fund, L.P. Canyon Value Realization Master Fund, L.P. Canyon Balanced Master Fund, Ltd. Canyon—GRF Master Fund II, L.P. Canyon Distressed Opportunity Master Fund, L.P. Canyon—TCDRS Fund, LLC Canyon Value Realization MAC 18 Ltd. Permal Canyon Fund, Ltd. AAI Canyon Fund PLC Permal Canyon IO Ltd.	1,827,000	13,305
Eika Capital Partners Eika Alpha	84,000	616
Kommunal Landspensjonskasse (KLP) KLP Alfa Global Energi	730,000	5,326
Awilco Invest AS	609,000	2,331
Storm Capital Management Ltd Storm Nordic Fund	40,000	294
Sparebanken Vest	21,000	158
Perritt Capital Management Perritt Ultra Micro Cap Fund	60,000	452
DNB Asset Management a/c F-20TJA (DNB 2020) a/c F-BARNA (DNB BARNEFOND) a/c F-NOTRA (DNB NORGE IV)	1,461,000	10,640
Odin Forvaltning Odin Maritim	609,000	4,436
General Oriental Investments SA Cavenham Real Return	60,000	441
Kairos Investment Management Limited Kairos International Sicav Key Kairos Eurasian	244,000	1,760
Kontari AS Kontari AS	122,000	885
Hadron Capital LLP Hadron Alpha Select Fund Hadron Master Fund	365,000	2,665
Anchorage Capital Group, LLC Anchorage Illiquid Opportunities Offshore Master III, L.P.	0	2,105
Warwick Capital Partners LLP Warwick European Distressed & Special Situations Credit Fund L.P.	1,218,000	8,870
QVT Financial L.P. QVT Fund V LP QVT Fund IV LP Quintessance Fund L.P.	1,218,000	8,870
RS Platou ASA	270,000	1,940

SCHEDULE B
Subsidiaries

1)	Ann Tanker Corporation
2)	Cathy Tanker Corporation
3)	Chris Tanker Corporation
4)	DHT Chartering, Inc.
5)	DHT Eagle, Inc.
6)	DHT Management AS
7)	DHT Maritime, Inc.
8)	DHT Phoenix, Inc.
9)	London Tanker Corporation
10)	Newcastle Tanker Corporation
11)	Sophie Tanker Corporation

SCHEDULE C
Vessels

1)	DHT Ann
2)	DHT Chris
3)	DHT Phoenix
4)	DHT Eagle
5)	DHT Target
6)	DHT Trader
7)	DHT Cathy
8)	DHT Sophie